SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

TERM SHEET

March [23], 2006

$[482,677,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES OOMC 2006-HE3

CLASS A3, A4, A5, M2, M3, M4, M5, M6, M7, M8 AND M9 CERTIFICATES

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES OOMC 2006-HE3

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Option One Mortgage Corporation
Mortgage Originator & Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES OOMC 2006-HE3

Disclaimer

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-127230.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates.  This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale.  This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein.  The securities are being offered when, as and if issued.  In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.

A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.  You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Structure Summary

Asset Backed Securities Corporation Home Equity Loan Trust,            Series OOMC 2006-HE3

Offered Certificates

Class	Approx. Class Size ($)	Tranche Type	Expected Ratings S/M/F(1)	Expected WAL (YRS)(2)	Expected First Principal Pay Month(2)	Expected Last Principal Pay Month(2)
A3(3)	191,805,000	Senior / FLT	AAA/Aaa/AAA	1.00	1	22
A4(3)	165,310,000	Senior / FLT	AAA/Aaa/AAA	3.00	22	75
A5(3)	25,644,000	Senior / FLT	AAA/Aaa/AAA	6.27	75	75
M2(3)	17,377,000	Mezz / FLT	AA-/Aa3/AA	6.27	75	75
M3(3)	16,412,000	Mezz / FLT	AA-/A1/AA-	4.45	40	75
M4(3)	15,446,000	Mezz / FLT	A+/A2/A+	4.42	40	75
M5(3)	13,998,000	Mezz / FLT	A/A3/A	4.39	39	75
M6(3)	13,515,000	Mezz / FLT	BBB+/Baa1/BBB+	4.38	38	75
M7(3)	11,585,000	Mezz / FLT	BBB/Baa2/BBB	4.36	38	75
M8(3)	6,758,000	Mezz / FLT	BBB-/Baa3/BBB-	4.36	38	75
M9(3)	4,827,000	Mezz / FLT	BBB-/Ba1/BBB-	4.35	37	75
Total	482,677,000

Non-Offered Certificates

Class	Approx. Class Size ($)	Tranche Type	Expected Ratings S/M/F(1)	Expected WAL (YRS)(2)	Expected First Principal Pay Month(2)	Expected Last Principal Pay Month(2)
A1(3)	192,683,000	Senior / FLT	AAA/Aaa/AAA	2.19	1	75
A2(3)	187,698,000	Senior / FLT	AAA/Aaa/AAA	2.18	1	75
M1(3)	72,404,000	Mezz / FLT	AA/Aa2/AA	4.19	41	75
M10(3)	9,654,000	Mezz / FLT	BB+/Ba2/BB+	4.31	37	75
M11(3)	7,724,000	Mezz / FLT	BB/NR/BB	4.06	37	69
Total	470,163,000

(1)

Standard & Poor’s, Moody’s and Fitch Ratings.

(2)

To 10% Optional Redemption at the Pricing Speed.

(3)

The Certificates will accrue interest at a rate based on LIBOR plus a margin, subject to the related Net WAC Cap Rate.  The margin on the Class A Certificates will double and the margin on the Class M Certificates will increase by 1.5x after the first Distribution Date on which the Optional Redemption is exercisable, subject to the Maximum Cap Rate.

Summary of Terms

Cut-off Date:	April [1], 2006
Expected Pricing:	On or about March [27], 2006
Mortgage Originator:	Option One Mortgage Corporation
Issuer:	Asset Backed Securities Corporation Home Equity Loan Trust, Series OOMC 2006-HE3
Depositor:	Asset Backed Securities Corporation
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	On or about April [17], 2006 (the “Closing Date")
Legal Final Maturity:	[March 25, 2036]
Servicer:	Option One Mortgage Corporation
Custodian:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank National Association
Lead Underwriter:	Credit Suisse Securities (USA) LLC
Co-Manager:	TBD
Swap Counterparty:	Credit Suisse International (CSi)
Swap Counterparty Rating:	CSi Credit Ratings Rating Standard & Poor’s Fitch Moody’s Short-Term [A-1] [F1+] [P-1] Long-Term [A+] [AA-] [Aa3]
Record Date:	With respect to any Distribution Date, for each class of Offered Certificates, will be the business day immediately preceding the Distribution Date.
Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on [May] 25, 2006.
Interest Accrual:

Interest on each class of Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:

All of the Offered Certificates are expected to be ERISA eligible.  During the period the Swap Agreement is outstanding, plan investors will be required to represent that they have available certain exemptions based upon the identity of the plan or fiduciary making the investment decisions on behalf of the plan.  Other classes may not be ERISA eligible.

SMMEA:	No Class of Offered Certificates is expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.
Servicing Fee Rate:

Approximately 0.30% of the aggregate principal balance of the mortgage loans for the first 10 months following the month of the Closing Date, approximately 0.40% of the aggregate principal balance of the mortgage loans for months 11 through 30 following the month of the Closing Date, approximately 0.65% of the aggregate principal balance of the mortgage loans for months 31 and thereafter following the month of the Closing Date.

Loan Performance Advisor:	MortgageRamp, Inc.
Loan Performance Advisor Fee Rate:	The Loan Performance Advisor Fee Rate of 0.015% per annum (“LPA Fee”) will be paid before current interest on all Certificates.
Trustee Fee:	Compensation to the Trustee will consist of interest earned on amounts in the distribution account prior to any Distribution Date.
Administrative Fee Rate:	The Servicing Fee Rate (as described as above) and Loan Performance Advisor Fee Rate (0.015% per annum).
Expense Adjusted Net Mortgage Rate:	The mortgage rate of each Mortgage Loan minus the Administrative Fee Rate.
Expense Adjusted Net Maximum Mortgage Rate:

The per annum rate equal to the applicable maximum mortgage rate (or the mortgage rate for such Mortgage Loan in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the Administrative Fee Rate.

Optional Redemption:

The Class X Certificateholder (if such certificateholder is not an affiliate of the Depositor or the Seller) will (subject to the terms of the Pooling Agreement) have the option to direct the Servicer to purchase all of the Mortgage Loans and thereby effect the early retirement of the certificates and terminate the Trust, on any Distribution Date on which the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On any such Distribution Date, if the Class X Certificateholder does not exercise its option to purchase all of the Mortgage Loans, the right to purchase the Mortgage Loans will pass to the Servicer.

Prepayment Period:

With respect to any Distribution Date and (i) principal payments in full, will be the period commencing on the 16th day in the month preceding the month in which such Distribution Date falls (or, in the case of the first Distribution Date, commencing on the Cut-off Date) and ending on the 15th day of the calendar month in which such Distribution Date falls and (ii) principal payments in part, will be the calendar month preceding the month in which such Distribution Date falls.

Credit Enhancement:	Excess Interest. Net Swap Payments received from the Swap Provider (if any). Overcollateralization ("OC"). Subordination.
Initial Overcollateralization Target Percentage:	Approximately [1.30]%.
Overcollateralization Floor:	The aggregate principal balance of the Mortgage Loans as of the Cut-off Date multiplied by 0.50%.

Certificate Rating:

It is a condition to the issuance of the Certificates that they receive the following ratings:

[Class / Rating

Agency

S&P

Moody’s

Fitch

A1

AAA

Aaa

AAA

A2

AAA

Aaa

AAA

A3

AAA

Aaa

AAA

A4

AAA

Aaa

AAA

A5

AAA

Aaa

AAA

M1

AA

Aa2

AA

M2

AA-

Aa3

AA

M3

AA-

A1

AA-

M4

A+

A2

A+

M5

A

A3

A

M6

BBB+

Baa1

BBB+

M7

BBB

Baa2

BBB

M8

BBB-

Baa3

BBB-

M9

BBB-

Ba1

BBB-

M10

BB+

Ba2

BB+

M11

BB

NR

BB]

Registration:	Book-entry form through DTC, Clearstream and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable local, state or federal law.   It is expected that all mortgage loans will have been originated in accordance with applicable local, state or federal law, and will not be considered “High Cost” or “covered”, as defined in the applicable local, state or federal predatory and abusive lending laws.  The Seller and Originator will make representations and warranties to the Trust to this effect.

Pricing Speed:

Pricing speed is 115% of the FRM PPC and 100% of the ARM PPC

FRM PPC:

100% FRM PPC is equal to 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter and is used by fixed-rate Mortgage Loans and adjustable-rate Mortgage Loans that have a fixed rate for a period of 15 years from origination.

ARM PPC:

100% ARM PPC is equal to 4% - 28% CPR over 12 months, remaining at 28% CPR until month 24, remaining at 55% CPR from month 25 to 28, remaining at 35% CPR thereafter (capped at 90% CPR) and is used by adjustable-rate Mortgage Loans that have a fixed rate for a period of less than 15 years from origination.

Certificates:

Group I Certificates:

Class A1 Certificates

Group II Certificates:

Class A2 Certificates

Group III Certificates:

Class A3, Class A4 and Class A5 Certificates

Class A Certificates:

Class A1, Class A2, Class A3, Class A4 and Class A5 Certificates

Class M Certificates:

Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates

Offered Certificates:

Class A3, Class A4, Class A5 and Class M Certificates, except the Class M1, Class M10 and Class M11 Certificates

Non-Offered Certificates:

Class A1, Class A2, Class M1, Class M10 and Class M11 Certificates

Retained Certificates:

Class R, Class X and Class P Certificates

Overcollateralization Target Amount:

For any Distribution Date, (i) prior to the Stepdown Date, an amount equal to the Initial Overcollateralization Target Percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date, provided a Trigger Event is not in effect, the greater of (x) 2x the Initial Overcollateralization Target Percentage of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period and (y) the Overcollateralization Floor or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Stepdown Date:

The earlier of (i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero after allocation of the principal collected on the Mortgage Loans plus any Net Monthly Excess Cashflow required to maintain the Overcollateralization Target Amount (assuming for this purpose prior to the Stepdown Date) and (ii) the later of (A) the 37th Distribution Date and (B) the date that the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 2x the Class A Initial Credit Enhancement Percentage.

Credit Enhancement:

Enhancement Percentages

Class A

Class M1

Class M2

Class M3

Class M4

Class M5

Initially

(as % of the aggregate original principal balance)

Subordination

19.65%

12.15%

10.35%

8.65%

7.05%

5.60%

Overcollateralization

1.30%

1.30%

1.30%

1.30%

1.30%

1.30%

Total Enhancement

20.95%

13.45%

11.65%

9.95%

8.35%

6.90%

After Anticipated Stepdown

(as % of the aggregate outstanding principal balance)

Subordination

39.30%

20.70%

20.70%

17.30%

14.10%

11.20%

Overcollateralization

2.60%

2.60%

2.60%

2.60%

2.60%

2.60%

Total Enhancement

41.90%

23.30%

23.30%

19.90%

16.70%

13.80%

Class M6

Class M7

Class M8

Class M9

Class M10

Class M11

Initially

(as % of the aggregate original principal balance)

Subordination

4.20%

3.00%

2.30%

1.80%

0.80%

0.00%

Overcollateralization

1.30%

1.30%

1.30%

1.30%

1.30%

1.30%

Total Enhancement

5.50%

4.30%

3.60%

3.10%

2.10%

1.30%

After Anticipated Stepdown

(as % of the aggregate outstanding principal balance)

Subordination

8/40%

6.00%

4.60%

3.60%

1.60%

0.00%

Overcollateralization

2.60%

2.60%

2.60%

2.60%

2.60%

2.60%

Total Enhancement

11.00%

8.60%

7.20%

6.20%

4.20%

2.60%

Overcollateralization Reduction Amount:

For any Distribution Date, the lesser of (A) the principal remittance amount on such Distribution Date and (B) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the principal remittance amount on such Distribution Date has been distributed) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralized Amount:

For any Distribution Date will be the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments received or advanced on or before the related Determination Date and principal payments received during the related Prepayment Period) over (ii) the sum of the aggregate Certificate Principal Balances of the Class A, Class M and Class P Certificates, after giving effect to distributions to be made on such Distribution Date.

Net Monthly Excess Cashflow:

For any Distribution Date, the sum of (x) any Overcollateralization Reduction Amount and (y) the excess of the Available Funds, net of any Net Swap Payment made by the Trustee and the Swap Termination Payment, if any, over the sum of (i) the monthly interest accrued and any unpaid interest on the Class A Certificates and the monthly interest accrued on the Class M Certificates and (ii) the principal remittance amount.

Allocation of Losses:

Any Realized Losses on the Mortgage Loans on any Distribution Date will first be absorbed by  excess interest and overcollateralization.  If on any Distribution Date as a result of Realized Losses on the Mortgage Loans, the aggregate certificate principal balance of the Class A and Class M Certificates exceeds the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period such excess (the “Realized Loss Amount”) will be allocated in the following order: Class M11 Certificates, Class M10 Certificates, Class M9 Certificates, Class M8 Certificates, Class M7 Certificates, Class M6 Certificates, Class M5 Certificates, Class M4 Certificates, Class M3 Certificates, Class M2 Certificates and Class M1 Certificates. There will be no allocation of Realized Losses on the Mortgage Loans to the Class A Certificates other than the Class P Certificates. Investors in the Class A Certificates should note, however, that although Realized Losses cannot be allocated to such Certificates, under certain loss scenarios there may not be enough principal and interest on the Mortgage Loans to distribute to the holders of such Certificates all principal and interest amounts to which they are then entitled. Once Realized Losses are allocated to the Class M Certificates, such amounts with respect to such Certificates will no longer accrue interest.  However, the amount of any Realized Losses allocated to the Class M Certificates may be distributed to the holders of those certificates from Net Monthly Excess Cashflow (including certain amounts received by the Swap Administrator from the Swap Agreement, if any), sequentially, as described in the Pooling and Servicing Agreement, as long as the related class of Certificates is outstanding.

Net WAC Rate Cap:

Class A Certificates:  The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average of the Expense Adjusted Net Mortgage Rates of the Mortgage Loans in the related loan group minus (y) the Net Swap Payment made to the Swap Provider, if any, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment made to the Swap Provider times 12 and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans (the “Net Swap Payment Rate”).

Class M Certificates:  The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates), of (i) the weighted average of the Expense Adjusted Net Mortgage Rates of the Group I Mortgage Loans, (ii) the weighted average of the Expense Adjusted Net Mortgage Rates of the Group II Mortgage Loans and (iii) the weighted average of the Expense Adjusted Net Mortgage Rates of the Group III Mortgage Loans minus (y) the Net Swap Payment Rate.

Pass-Through Rate:	For any Distribution Date, the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate Cap for such Distribution Date.
Formula Rate:	For any Distribution Date and any class of Certificates, the lesser of (i) LIBOR plus the applicable certificate margin and (ii) the related Maximum Cap Rate.
Maximum Cap Rate:

The Maximum Cap Rate for any Distribution Date and each class of Certificates is calculated in the same manner as the related Net WAC Rate Cap, but based on the Expense Adjusted Net Maximum Mortgage Rates of the applicable Mortgage Loans rather than the Expense Adjusted Net Mortgage Rates of the applicable Mortgage Loans, plus, an amount, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans.

Coupon Step-up:

On the Distribution Date after the earliest date on which the Optional Redemption can be exercised, the margin on the Class A Certificates will double and the margin on the Class M Certificates will increase by 1.5 times.

Net WAC Rate Carryover Amount:

For any Distribution Date, (i) the excess of (a) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Rate Cap, over (b) the amount of interest such class of Certificates accrued for such Distribution Date based on the Net WAC Rate Cap, together with the unpaid portion of any such amounts from prior Distribution Dates and (ii) accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net WAC Rate Cap.  The Net WAC Rate Carryover Amount will be distributed from certain amounts received by the Swap Administrator from the Swap Agreement, if any, and from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or in any subsequent period.  The ratings on each class of Certificates do not address the likelihood of the payment of any Net WAC Rate Carryover Amount.

Swap Agreement:

The Swap Agreement Lower Bound and Upper Bound amounts are shown in the table on Page 14. The Swap Agreement notional amount is determined as follows:

(1)

if the aggregate principal balance of the Class A Certificates and Class M Certificates for the immediately preceding Distribution Date is greater than the Lower Bound and less than the Upper Bound, the Swap Agreement notional amount will equal the aggregate principal balance of the Class A Certificates and Class M Certificates for the immediately preceding Distribution Date.

(2)

if the aggregate principal balance of the Class A Certificates and Class M Certificates for the immediately preceding Distribution Date is less than or equal to the Lower Bound, the Swap Agreement notional amount will equal the Lower Bound.

(3)

if the aggregate principal balance of the Class A Certificates and Class M Certificates for the immediately preceding Distribution Date is greater than or equal to the Upper Bound, the Swap Agreement notional amount will equal the Upper Bound.

Under the Swap Agreement, the Trust shall be obligated to pay to the Swap Provider an amount equal to approximately [5.21%] (per annum) (30/360 accrual) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000, and the trust will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000, accrued (on an actual/360 basis) during each Swap Agreement accrual period until the Swap Agreement is retired. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).  See the attached schedule.  Unless earlier terminated, the Swap Agreement expires on the Distribution Date occurring in [March 2011].

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Swap Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to certificateholders.

Interest Carry Forward Amount:

For each class of Class A and Class M Certificates, on any Distribution Date, the sum of (i) the excess of (a) the accrued certificate interest for such class with respect to the prior Distribution Date (excluding any Net WAC Rate Carryover Amount with respect to such class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (b) the amount actually distributed to such class with respect to interest on such prior Distribution Date and (ii) interest on such excess at the Pass-Through Rate for such class.

Available Funds:

For any Distribution Date, the sum, net of amounts reimbursable to the Servicer or the Trustee, of (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the related Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the Optional Redemption); (iii) all Servicer Advances with respect to the Mortgage Loans received for such Distribution Date and (iv) all compensating interest paid by the Servicer in respect of prepayment interest shortfalls for the related period.

Class A Principal Distribution Amount:

Prior to the Stepdown Date, or if a Trigger Event is in effect, each of the Class A Certificates will receive the principal collected on the related Mortgage Loans plus any Net Monthly Excess Cashflow required to maintain the Overcollateralization Target Amount until the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero.  On or after the Stepdown Date, if no Trigger Event is in effect, principal distributed on the Class A Certificates will be an amount such that each of the Class A Certificates will maintain 2x the Class A Initial Credit Enhancement Percentage as set forth in the Credit Enhancement Percentage table included herein.

Principal distributions on the Group I Certificates will be allocated to the Class A1 Certificates until their certificate principal balances have been reduced to zero.

Principal distributions on the Group II Certificates will be allocated to the Class A2 Certificates until their certificate principal balances have been reduced to zero.

Principal distributions on the Group III Certificates will be allocated sequentially to the Class A3, Class A4 and Class A5 Certificates, in that order, until the certificate principal balances thereof have been reduced to zero; provided however, that on any Distribution Date on or after which the Class M Certificates, have been reduced to zero and the excess interest and overcollateralization are insufficient to cover realized losses on the Group III Mortgage Loans, pro rata to the Class A3, Class A4 and Class A5 Certificates their pro rata portion of the Group III principal distribution amount until their certificate principal balances have been reduced to zero.

Notwithstanding the foregoing, if the aggregate Certificate Principal Balance of the Group I, Group II or Group III Certificates is reduced to zero, then the amount of principal distributions from the related loan group on subsequent Distribution Dates will be distributed pro rata to the group of Class A Certificates remaining outstanding, to the extent necessary to provide all required principal distributions to such Certificates.

Class M Principal Distribution Amount:

The Class M Certificates will not receive any principal payments prior to the Stepdown Date or if a Trigger Event is in effect.  On or after the Stepdown Date, if no Trigger Event is in effect, principal will be distributed on the Class M Certificates in the following order:  to the Class M1 and Class M2 Certificates, sequentially, such that both the Class M1 and Class M2 Certificates will have at least 23.30% credit enhancement, to the Class M3 Certificates such that the Class M3 Certificates will have at least 19.90% credit enhancement, to the Class M4 Certificates such that the Class M4 Certificates will have at least 16.70% credit enhancement, to the Class M5 Certificates such that the Class M5 Certificates will have at least 13.80% credit enhancement, to the Class M6 Certificates such that the Class M6 Certificates will have at least 11.00% credit enhancement, to the Class M7 Certificates such that the Class M7 Certificates will have at least 8.60% credit enhancement, to the Class M8 Certificates such that the Class M8 Certificates will have at least 7.20% credit enhancement, to the Class M9 Certificates such that the Class M9 Certificates will have at least 6.20% credit enhancement, to the Class M10 Certificates such that the Class M10 Certificates will have at least 4.20% credit enhancement and to the Class M11 Certificates such that the Class M11 Certificates will have at least 2.60% credit enhancement.

If a Trigger Event is in effect, principal distributions will be made sequentially first to the Class A Certificates and then to the Class M Certificates in their order of seniority until the Certificate Principal Balance of each such class is reduced to zero.

Trigger Event:	If either the Delinquency Trigger Event or Cumulative Loss Test is violated.
Delinquency Trigger Event:

If the percentage obtained by dividing  (x) the aggregate Stated Principal Balance of (i) Mortgage Loans Delinquent 60 days or more, (ii) REO Properties and (iii) Mortgage Loans in foreclosure and in bankruptcy by (y) the aggregate Stated Principal Balance of the Mortgage Loans, in each case, calculated prior to taking into account payments of principal on the Mortgage Loans due on the related Due Date or received during the related Prepayment Period, exceeds a percentage (as specified in the Pooling and Servicing Agreement) of the Credit Enhancement Percentage for the most senior class of certificates then outstanding.  In the case of the Class A Certificates, the percentage will be [38.00]%.

Cumulative Loss Test:

If the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of subsequent recoveries received from the Cut-off Date through the last day of the related due period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, exceeds the approximate applicable percentages set forth below with respect to such Distribution Date:

Distribution Date –Update

Percentage

Percentage

May 2008 – April 2009

[1.30%] for the first month, plus an additional 1/12th of [1.65%] for each month thereafter.

May 2009 – April 2010

[2.95%] for the first month, plus an additional 1/12th of [1.70%] for each month thereafter.

May 2010 – April 2011

[4.65%] for the first month, plus an additional 1/12th of [1.35%] for each month thereafter.

May 2011 – April 2012

[6.00%] for the first month, plus an additional 1/12th of [0.75%] for each month thereafter.

May 2012 and thereafter

[6.75%]

Payment Priority:

On each Distribution Date, distributions will be made as follows:

From Available Funds, to pay any Net Swap Payment or the Swap Termination Payment owed to the Swap Provider, unless the swap provider is the defaulting party under the Swap Agreement, and other fees and expenses of the Trust.

From Available Funds, to pay interest on the Class A Certificates pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially.

From Available Funds, to pay principal on the Class A Certificates, in accordance with the principal payment provisions described above.

From Available Funds, to pay principal on the Class M Certificates in accordance with the principal payment provisions described above.

From Net Monthly Excess Cashflow, if any, to the Certificates then entitled to receive distributions in respect of principal, an additional payment of principal in order to reduce the Certificate Principal Balance of the Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

From Net Monthly Excess Cashflow, if any, Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, sequentially to the Class M Certificates in the same order of priority as described above.

From Net Monthly Excess Cashflow, if any, to pay the Net WAC Rate Carryover Amount on the Class A Certificates pro rata and then to pay the Net WAC Rate Carryover Amount on the Class M Certificates sequentially, in the same order of priority as described above.

From Net Monthly Excess Cashflow, if any, Swap Termination Payments owed to the Swap Provider, if the Swap Provider is the defaulting party under the Swap Agreement.

From Net Monthly Excess Cashflow, if any, to pay any remaining amount to the Class X Certificates in accordance with the Pooling and Servicing Agreement.

From Net Swap Payments made by the Swap Provider:

From the Swap Account, to pay any unpaid interest on the Class A Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially.

From the Swap Account, to pay the Net WAC Rate Carryover Amount on the Class A Certificates remaining unpaid pro rata and then to pay the Net WAC Rate Carryover Amount on the Class M Certificates remaining unpaid sequentially, in the same order of priority as described above.

From the Swap Account, to pay any principal first, on the Class A Certificates, pro rata, and second, on the Class M Certificates, sequentially, in accordance with the principal payment provisions described above in an amount necessary to maintain the applicable Overcollateralization Target Amount; provided however, that the amounts distributable pursuant to this clause will not exceed the amount of cumulative Realized Losses since the Cut-Off Date.

From the Swap Account, to pay any unpaid Realized Losses remaining on the Class M Certificates, sequentially.

Swap Schedule

Period	Lower Bound Notional ($)	Upper Bound Notional ($)	Period	Lower Bound Notional ($)	Upper Bound Notional ($)	Period	Lower Bound Notional ($)	Upper Bound Notional ($)
1	9,509,086.21	9,509,086.21	21	4,444,859.48	6,090,042.77	41	491,412.85	756,780.26
2	9,364,375.53	9,422,815.93	22	4,206,015.82	5,885,907.47	42	470,804.18	731,500.16
3	9,192,177.26	9,324,894.15	23	3,711,297.56	5,575,805.39	43	451,017.30	706,931.31
4	8,992,918.18	9,215,499.44	24	3,280,242.77	5,282,862.68	44	432,017.57	683,053.56
5	8,767,259.44	9,094,854.15	25	2,904,348.22	5,006,090.75	45	409,255.97	644,743.35
6	8,516,101.16	8,963,231.65	26	2,595,871.64	4,744,559.13	46	382,909.21	592,084.04
7	8,240,587.83	8,820,990.39	27	2,450,857.42	4,497,392.02	47	366,884.93	571,674.86
8	7,942,099.15	8,668,425.14	28	2,313,874.27	4,273,135.75	48	351,475.29	551,831.44
9	7,622,263.27	8,505,929.14	29	2,184,479.44	4,133,420.04	49	336,655.68	532,538.03
10	7,288,720.48	8,333,935.88	30	2,062,222.00	3,998,145.04	50	322,402.53	513,779.30
11	6,969,590.42	8,152,924.37	31	1,946,695.07	3,867,168.86	51	308,693.27	495,540.38
12	6,664,246.99	7,963,451.48	32	1,862,829.14	3,740,354.16	52	295,506.29	477,806.80
13	6,372,091.48	7,766,002.86	33	1,698,485.50	3,330,062.87	53	282,820.88	460,564.50
14	6,092,551.28	7,561,154.95	34	656,778.56	995,488.63	54	270,617.19	443,799.80
15	5,824,292.21	7,348,521.58	35	632,063.52	955,989.26	55	258,876.21	427,499.43
16	5,567,869.45	7,130,088.89	36	608,118.11	918,086.42	56	247,579.73	411,650.47
17	5,323,041.08	6,909,048.31	37	582,819.30	881,704.83	57	236,709.06	396,238.22
18	5,088,774.09	6,694,724.59	38	558,542.12	846,773.18	58	226,222.75	381,194.88
19	4,864,610.40	6,486,913.45	39	535,242.78	813,223.90	59	216,133.67	366,579.21
20	4,650,111.87	6,285,416.85	40	512,879.64	782,792.37	60	206,425.08	352,369.04

Bond Sensitivity Tables

To Call

Class A1

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	21.50	4.51	2.70	2.19	1.32	1.17	1.06
Mod Durn	12.51	3.73	2.41	2.00	1.26	1.12	1.01
Principal Window	1 - 357	1 - 160	1 - 93	1 - 75	1 - 32	1 - 26	1 - 24

Class A2

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	21.40	4.48	2.68	2.18	1.31	1.16	1.05
Mod Durn	12.49	3.71	2.39	1.99	1.25	1.11	1.01
Principal Window	1 - 357	1 - 160	1 - 93	1 - 75	1 - 32	1 - 26	1 - 24

Class A3

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	15.97	1.70	1.15	1.00	0.73	0.65	0.59
Mod Durn	10.55	1.60	1.10	0.96	0.71	0.63	0.57
Principal Window	1 - 279	1 - 38	1 - 24	1 - 22	1 - 15	1 - 13	1 - 12

Class A4

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	27.03	6.63	3.83	3.00	1.83	1.63	1.46
Mod Durn	14.59	5.44	3.40	2.73	1.73	1.55	1.40
Principal Window	279 - 357	38 - 160	24 - 93	22 - 75	15 - 28	13 - 24	12 - 23

Class A5

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	29.77	13.36	7.77	6.27	2.54	2.12	1.99
Mod Durn	15.11	9.58	6.35	5.31	2.36	1.99	1.88
Principal Window	357 - 357	160 - 160	93 - 93	75 - 75	28 - 32	24 - 26	23 - 24

Class M1

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.03	7.66	4.60	4.19	3.91	3.23	2.82
Mod Durn	14.65	6.16	4.03	3.72	3.51	2.95	2.61
Principal Window	302 - 357	51 - 160	39 - 93	41 - 75	43 - 47	35 - 39	31 - 34

Class M2

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	29.77	13.36	7.77	6.27	3.94	3.27	2.86
Mod Durn	14.93	9.52	6.33	5.30	3.52	2.98	2.63
Principal Window	357 - 357	160 - 160	93 - 93	75 - 75	47 - 47	39 - 39	34 - 34

Class M3

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	8.76	5.18	4.45	3.62	2.96	2.60
Mod Durn	14.45	6.77	4.43	3.89	3.26	2.72	2.41
Principal Window	302 - 357	51 - 160	38 - 93	40 - 75	41 - 47	33 - 39	29 - 34

Class M4

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	8.76	5.18	4.42	3.48	2.85	2.51
Mod Durn	14.42	6.76	4.41	3.87	3.14	2.62	2.33
Principal Window	302 - 357	51 - 160	38 - 93	40 - 75	39 - 47	32 - 39	28 - 34

Class M5

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	8.76	5.18	4.39	3.38	2.77	2.45
Mod Durn	14.30	6.74	4.40	3.84	3.05	2.55	2.27
Principal Window	302 - 357	51 - 160	38 - 93	39 - 75	37 - 47	30 - 39	27 - 34

Class M6

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	8.76	5.17	4.38	3.30	2.71	2.40
Mod Durn	13.55	6.58	4.33	3.78	2.96	2.47	2.21
Principal Window	302 - 357	51 - 160	37 - 93	38 - 75	36 - 47	29 - 39	26 - 34

Class M7

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	8.76	5.16	4.36	3.24	2.66	2.37
Mod Durn	13.33	6.53	4.30	3.74	2.90	2.42	2.17
Principal Window	302 - 357	51 - 160	37 - 93	38 - 75	35 - 47	29 - 39	26 - 34

Class  M8

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	8.76	5.16	4.36	3.21	2.62	2.32
Mod Durn	12.06	6.24	4.18	3.65	2.82	2.35	2.11
Principal Window	302 - 357	51 - 160	37 - 93	38 - 75	34 - 47	28 - 39	25 - 34

Class M9

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	8.76	5.16	4.35	3.16	2.61	2.31
Mod Durn	11.63	6.14	4.13	3.61	2.76	2.32	2.08
Principal Window	302 - 357	51 - 160	37 - 93	37 - 75	34 - 47	28 - 39	25 - 34

Class M10

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	8.72	5.14	4.31	3.14	2.58	2.30
Mod Durn	11.63	6.12	4.12	3.58	2.75	2.30	2.07
Principal Window	302 - 357	51 - 160	37 - 93	37 - 75	33 - 47	27 - 39	25 - 34

Class M11

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.35	8.19	4.83	4.06	2.94	2.41	2.19
Mod Durn	11.63	5.91	3.94	3.42	2.60	2.17	1.99
Principal Window	302 - 357	51 - 148	37 - 86	37 - 69	33 - 44	27 - 36	25 - 31

Bond Sensitivity Tables

To Maturity

Class A1

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	21.50	4.83	2.93	2.36	1.32	1.17	1.06
Mod Durn	12.51	3.87	2.54	2.11	1.26	1.12	1.01
Principal Window	1 - 357	1 - 317	1 - 216	1 - 170	1 - 32	1 - 26	1 - 24

Class A2

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	21.40	4.78	2.88	2.33	1.31	1.16	1.05
Mod Durn	12.49	3.84	2.51	2.09	1.25	1.11	1.01
Principal Window	1 - 357	1 - 312	1 - 207	1 - 164	1 - 32	1 - 26	1 - 24

Class A3

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	15.97	1.70	1.15	1.00	0.73	0.65	0.59
Mod Durn	10.55	1.60	1.10	0.96	0.71	0.63	0.57
Principal Window	1 - 279	1 - 38	1 - 24	1 - 22	1 - 15	1 - 13	1 - 12

Class A4

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	27.03	6.64	3.84	3.00	1.83	1.63	1.46
Mod Durn	14.59	5.44	3.41	2.73	1.73	1.55	1.40
Principal Window	279 - 357	38 - 170	24 - 100	22 - 79	15 - 28	13 - 24	12 - 23

Class A5

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	29.77	19.19	11.84	9.30	2.54	2.12	1.99
Mod Durn	15.11	11.96	8.67	7.25	2.36	1.99	1.88
Principal Window	357 - 357	170 - 326	100 - 225	79 - 176	28 - 32	24 - 26	23 - 24

Class M1

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.03	7.66	4.60	4.19	4.75	3.88	3.34
Mod Durn	14.65	6.17	4.03	3.72	4.16	3.48	3.04
Principal Window	302 - 357	51 - 162	39 - 95	41 - 76	43 - 81	35 - 67	31 - 57

Class M2

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	29.77	17.96	10.87	8.62	8.12	6.72	5.71
Mod Durn	14.93	11.43	8.14	6.82	6.53	5.59	4.87
Principal Window	357 - 357	162 - 289	95 - 186	76 - 145	81 - 124	67 - 103	57 - 88

Class M3

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	9.59	5.73	4.86	3.91	3.20	2.79
Mod Durn	14.45	7.11	4.75	4.16	3.48	2.90	2.56
Principal Window	302 - 357	51 - 258	38 - 159	40 - 125	41 - 84	33 - 69	29 - 58

Class M4

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	9.54	5.69	4.81	3.76	3.08	2.69
Mod Durn	14.42	7.09	4.72	4.13	3.36	2.80	2.47
Principal Window	302 - 357	51 - 248	38 - 152	40 - 120	39 - 79	32 - 65	28 - 55

Class M5

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	9.49	5.65	4.75	3.63	2.97	2.61
Mod Durn	14.30	7.05	4.69	4.07	3.25	2.71	2.40
Principal Window	302 - 357	51 - 238	38 - 144	39 - 114	37 - 75	30 - 62	27 - 52

Class M6

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	9.41	5.59	4.70	3.53	2.88	2.54
Mod Durn	13.55	6.84	4.58	3.98	3.13	2.61	2.32
Principal Window	302 - 357	51 - 226	37 - 136	38 - 108	36 - 70	29 - 58	26 - 49

Class M7

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	9.29	5.50	4.62	3.42	2.80	2.48
Mod Durn	13.33	6.75	4.50	3.91	3.04	2.54	2.27
Principal Window	302 - 357	51 - 211	37 - 126	38 - 100	35 - 65	29 - 53	26 - 45

Class M8

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	9.16	5.42	4.55	3.35	2.72	2.40
Mod Durn	12.06	6.39	4.32	3.77	2.92	2.43	2.17
Principal Window	302 - 357	51 - 196	37 - 116	38 - 92	34 - 59	28 - 48	25 - 42

Class M9

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	9.04	5.34	4.48	3.26	2.68	2.37
Mod Durn	11.63	6.24	4.23	3.69	2.83	2.38	2.13
Principal Window	302 - 357	51 - 184	37 - 108	37 - 86	34 - 55	28 - 45	25 - 39

Class M10

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.37	8.79	5.18	4.34	3.17	2.59	2.31
Mod Durn	11.63	6.15	4.15	3.60	2.77	2.31	2.08
Principal Window	302 - 357	51 - 174	37 - 102	37 - 82	33 - 52	27 - 42	25 - 37

Class M11

FRM PPC	0%	50%	85%	115%	150%	175%	200%
ARM PPC	0%	50%	85%	100%	150%	175%	200%
WAL	28.35	8.19	4.83	4.06	2.94	2.41	2.19
Mod Durn	11.63	5.91	3.94	3.42	2.60	2.17	1.99
Principal Window	302 - 357	51 - 148	37 - 86	37 - 69	33 - 44	27 - 36	25 - 31

Excess Spread (1)(2)

Period	Static LIBOR (%)	Forward LIBOR (%)	Period	Static LIBOR (%)	Forward LIBOR (%)
1	0.99	0.99	39	4.46	4.29
2	2.36	2.36	40	4.34	4.20
3	2.37	2.37	41	4.34	4.19
4	2.36	2.36	42	4.46	4.32
5	2.36	2.36	43	4.33	4.16
6	2.37	2.37	44	4.45	4.29
7	2.35	2.36	45	4.32	4.14
8	2.36	2.36	46	4.32	4.15
9	2.35	2.35	47	4.70	4.56
10	2.35	2.35	48	4.30	4.13
11	2.27	2.27	49	4.43	4.26
12	2.24	2.25	50	4.29	4.11
13	2.25	2.25	51	4.41	4.25
14	2.24	2.24	52	4.27	4.10
15	2.24	2.24	53	4.26	4.09
16	2.23	2.24	54	4.39	4.22
17	2.23	2.23	55	4.25	4.07
18	2.23	2.23	56	4.38	4.21
19	2.22	2.23	57	4.29	4.10
20	2.23	2.23	58	4.36	4.18
21	2.45	2.46	59	4.76	4.61
22	4.38	4.39	60	4.36	4.17
23	4.38	4.39	61	4.58	4.31
24	4.33	4.34	62	4.41	4.12
25	4.32	4.33	63	4.58	4.31
26	4.28	4.29	64	4.42	4.15
27	4.32	4.34	65	4.42	4.15
28	4.47	4.51	66	4.59	4.33
29	4.46	4.50	67	4.42	4.14
30	4.46	4.50	68	4.59	4.32
31	4.19	4.22	69	4.42	4.14
32	4.19	4.23	70	4.42	4.14
33	4.20	4.22	71	4.75	4.50
34	4.37	4.25	72	4.42	4.14
35	4.74	4.63	73	4.58	4.31
36	4.34	4.20	74	4.42	4.13
37	4.46	4.31	75	4.58	4.31
38	4.30	4.12

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the Administrative Fee Rate and Net Swap Payments), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

Group I Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	25.49	39	14.91
2	22.38	40	15.17
3	22.48	41	15.15
4	22.39	42	15.46
5	22.39	43	15.11
6	22.47	44	15.41
7	22.38	45	14.97
8	22.46	46	14.78
9	22.37	47	15.82
10	22.36	48	14.73
11	22.54	49	15.03
12	22.25	50	14.67
13	22.33	51	14.98
14	22.24	52	14.63
15	22.32	53	14.59
16	22.23	54	14.89
17	22.22	55	14.53
18	22.30	56	14.82
19	22.20	57	14.49
20	22.28	58	14.56
21	22.24	59	15.59
22	24.32	60	14.47
23	24.61	61	11.47
24	24.24	62	11.09
25	24.36	63	11.45
26	24.16	64	11.10
27	24.31	65	11.08
28	24.73	66	11.43
29	24.72	67	11.05
30	24.88	68	11.40
31	24.45	69	11.03
32	24.60	70	11.04
33	23.29	71	11.79
34	14.80	72	11.01
35	15.75	73	11.36
36	14.71	74	10.97
37	14.98	75	11.33
38	14.62

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all Net Swap Payments received. Assumes 1 month and 6 month LIBOR equal 20%.

Group II Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	25.60	39	15.20
2	22.49	40	15.45
3	22.59	41	15.43
4	22.50	42	15.74
5	22.50	43	15.38
6	22.58	44	15.70
7	22.49	45	15.25
8	22.57	46	15.06
9	22.48	47	16.13
10	22.47	48	15.00
11	22.65	49	15.32
12	22.36	50	14.95
13	22.44	51	15.26
14	22.35	52	14.90
15	22.43	53	14.87
16	22.33	54	15.18
17	22.32	55	14.80
18	22.40	56	15.10
19	22.31	57	14.75
20	22.39	58	14.77
21	22.41	59	15.83
22	24.52	60	14.69
23	24.82	61	11.70
24	24.43	62	11.30
25	24.55	63	11.67
26	24.35	64	11.30
27	24.53	65	11.28
28	24.95	66	11.64
29	24.94	67	11.24
30	25.11	68	11.60
31	24.66	69	11.22
32	24.82	70	11.22
33	23.54	71	11.97
34	15.06	72	11.18
35	16.04	73	11.54
36	14.97	74	11.15
37	15.25	75	11.51
38	14.88

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all Net Swap Payments received. Assumes 1 month and 6 month LIBOR equal 20%.

Group III Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	25.23	39	14.63
2	22.12	40	14.76
3	22.22	41	14.74
4	22.13	42	15.03
5	22.13	43	14.70
6	22.21	44	14.99
7	22.13	45	14.57
8	22.20	46	14.37
9	22.12	47	15.37
10	22.11	48	14.33
11	22.26	49	14.62
12	22.00	50	14.27
13	22.07	51	14.57
14	21.99	52	14.23
15	22.06	53	14.20
16	21.98	54	14.49
17	21.97	55	14.14
18	22.04	56	14.42
19	21.96	57	14.12
20	22.03	58	14.15
21	22.33	59	15.14
22	23.98	60	14.07
23	24.25	61	11.06
24	23.91	62	10.69
25	24.02	63	11.04
26	23.83	64	10.69
27	24.09	65	10.68
28	24.37	66	11.02
29	24.36	67	10.65
30	24.51	68	10.99
31	24.09	69	10.63
32	24.23	70	10.64
33	23.05	71	11.36
34	14.42	72	10.61
35	15.33	73	10.94
36	14.33	74	10.58
37	14.59	75	10.93
38	14.25

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all Net Swap Payments received. Assumes 1 month and 6 month LIBOR equal 20%.

Class M Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	25.39	39	14.84
2	22.28	40	15.03
3	22.38	41	15.01
4	22.29	42	15.32
5	22.29	43	14.97
6	22.37	44	15.27
7	22.28	45	14.84
8	22.36	46	14.64
9	22.27	47	15.67
10	22.26	48	14.59
11	22.43	49	14.89
12	22.15	50	14.54
13	22.23	51	14.84
14	22.14	52	14.50
15	22.22	53	14.47
16	22.13	54	14.76
17	22.12	55	14.40
18	22.20	56	14.69
19	22.11	57	14.37
20	22.18	58	14.41
21	22.33	59	15.42
22	24.20	60	14.32
23	24.48	61	11.32
24	24.12	62	10.94
25	24.24	63	11.30
26	24.04	64	10.94
27	24.25	65	10.93
28	24.61	66	11.28
29	24.59	67	10.90
30	24.75	68	11.24
31	24.32	69	10.88
32	24.47	70	10.88
33	23.23	71	11.62
34	14.67	72	10.85
35	15.61	73	11.20
36	14.59	74	10.82
37	14.85	75	11.17
38	14.50

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all Net Swap Payments received. Assumes 1 month and 6 month LIBOR equal 20%.

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced Class first incurs a writedown. Calculations are run to maturity at forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 115% FRM PPC and 100% ARM PPC,

(2) 40% loss severity, 50% loss severity, 60% loss severity,

(3) 12 month lag from default to loss,

(4) no overcollateralization stepdown,

(5) trigger events are always in effect, and

(6) includes Net Swap Payments received.

	Forward LIBOR
	40% Loss Severity		50% Loss Severity		60% Loss Severity
	CDR Break %	Cum Loss %	CDR Break %	Cum Loss %	CDR Break %	Cum Loss %
Class M1	22.74	17.84	17.26	18.38	13.90	18.74
Class M2	19.90	16.28	15.25	16.76	12.35	17.09
Class M3	17.41	14.79	13.45	15.23	10.95	15.52
Class M4	15.22	13.39	11.84	13.77	9.69	14.05
Class M5	13.32	12.09	10.42	12.43	8.56	12.67
Class M6	11.52	10.78	9.07	11.08	7.48	11.29
Class M7	10.02	9.63	7.93	9.89	6.55	10.06
Class M8	9.10	8.89	7.22	9.13	5.98	9.29
Class M9	8.48	8.38	6.73	8.59	5.58	8.73
Class M10	7.34	7.41	5.85	7.59	4.87	7.73
Class M11	6.71	6.85	5.38	7.04	4.48	7.16

MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien 2/28, 3/27 and 5/25 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans, and interest-only loans.  The 2/28, 3/27 and 5/25 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four, thirty-six and sixty month period respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through [December 2005].  The final pool will be approximately $[965,389,463] (+/-10%) and the characteristics noted below are representative of the final pool, but are subject to variances based on final delivery.

 ABSC OOMC 2006-HE3 Collateral Summary

Characteristics	Aggregate Collateral Summary	Adjustable Rate Collateral Summary	Fixed Collateral Summary	Interest Only Collateral Summary	Second Lien Collateral Summary	Silent Second Collateral Summary

Current Balance	$965,389,463.31	$783,521,305.61	$181,868,157.70	$169,474,222.31	$41,238,066.97	$168,271,115.22
Number of Loans	4,871	3,330	1,541	462	985	843
Average Current Balance	$198,191.23	$235,291.68	$118,019.57	$366,827.32	$41,866.06	$199,609.86
Interest Only Loans	17.56%	20.04%	6.85%	100.00%	0.00%	27.65%
Fixed Rate Loans	18.84%	0.00%	100.00%	7.35%	99.50%	5.68%
Adjustable Rate Loans	81.16%	100.00%	0.00%	92.65%	0.50%	94.32%
W.A. Coupon	8.097%	8.063%	8.248%	7.293%	11.098%	7.689%
W.A. Margin	6.287%	6.287%	0.000%	5.812%	8.261%	5.873%
W.A. Maximum Rate	13.971%	13.971%	0.000%	13.359%	17.083%	13.568%
W.A. Initial Rate Adjustment Cap	2.990%	2.990%	0.000%	2.988%	3.000%	2.993%
W.A. Periodic Rate Adjustment Cap	1.001%	1.001%	0.000%	1.001%	1.000%	1.001%
W.A. Original LTV	80.43%	80.39%	80.63%	80.71%	97.17%	79.59%
W.A. Combined LTV	83.80%	84.31%	81.60%	85.99%	97.17%	98.91%
W.A. Original Term	359	360	357	360	357	360
W.A. Remaining Term	356	357	353	356	353	357
Non-Zero W.A. FICO	623	618	644	648	644	645
Non-Zero W.A. DTI Ratio	42.57%	42.58%	42.54%	43.59%	42.61%	44.15%
Owner Occupied	92.23%	91.44%	95.64%	99.79%	99.68%	99.37%
Prepayment Penalty Percentage	71.55%	70.54%	75.93%	79.97%	44.90%	77.39%
First Lien Percentage	95.73%	99.97%	77.44%	100.00%	0.00%	100.00%
Second Lien Percentage	4.27%	0.03%	22.56%	0.00%	100.00%	0.00%
Silent Second Percentage	17.43%	20.26%	5.25%	27.45%	0.00%	100.00%
Balloon Loan Percentage	24.59%	26.25%	17.43%	0.00%	0.00%	28.13%
W.A. CLTV of Silent Seconds	98.91%	98.97%	97.81%	98.69%	0.00%	98.91%
Non-Full Doc Percentage	45.19%	46.58%	39.22%	52.22%	35.62%	34.20%
Top 5 States	CA(27.00%) FL(10.60%) NY(9.59%) MA(7.69%) NJ(4.58%)	CA(25.30%) FL(11.03%) NY(8.90%) MA(8.37%) NJ(5.02%)	CA(34.29%) NY(12.54%) FL(8.73%) TX(5.86%) MA(4.74%)	CA(53.24%) NY(8.51%) FL(7.89%) MA(6.12%) VA(5.10%)	CA(28.18%) TX(8.00%) FL(6.55%) NY(6.34%) MA(5.48%)	CA(26.70%) FL(7.85%) TX(7.52%) MA(7.32%) NY(7.02%)
Conforming By Balance Percentage	73.11%	73.66%	70.74%	55.70%	70.94%	82.78%

ABSC OOMC 2006-HE3 Collateral Summary (Cont’d)

Characteristics	Aggregate Collateral Summary	Group I Collateral Summary	Group II Collateral Summary	Group III Collateral Summary

Current Balance	$965,389,463.31	$243,748,406.87	$237,442,824.56	$484,198,231.88
Number of Loans	4,871	1,435	1,269	2,167
Average Current Balance	$198,191.23	$169,859.52	$187,110.18	$223,441.73
Interest Only Loans	17.56%	9.27%	16.22%	22.38%
Fixed Rate Loans	18.84%	17.55%	16.00%	20.88%
Adjustable Rate Loans	81.16%	82.45%	84.00%	79.12%
W.A. Coupon	8.097%	8.204%	8.314%	7.938%
W.A. Margin	6.287%	6.360%	6.523%	6.125%
W.A. Maximum Rate	13.971%	14.131%	14.309%	13.710%
W.A. Initial Rate Adjustment Cap	2.990%	2.989%	2.987%	2.993%
W.A. Periodic Rate Adjustment Cap	1.001%	1.000%	1.001%	1.002%
W.A. Original LTV	80.43%	79.371%	79.010%	81.663%
W.A. Combined LTV	83.80%	82.067%	81.688%	85.706%
W.A. Original Term	359	359	359	359
W.A. Remaining Term	356	356	356	356
Non-Zero W.A. FICO	623	611	611	634
Non-Zero W.A. DTI Ratio	42.57%	42.16%	42.50%	42.82%
Owner Occupied	92.23%	90.38%	89.16%	94.66%
Prepayment Penalty Percentage	71.55%	69.74%	70.37%	73.04%
First Lien Percentage	95.73%	98.06%	99.25%	92.83%
Second Lien Percentage	4.27%	1.94%	0.75%	7.17%
Silent Second Percentage	17.43%	13.90%	13.91%	20.93%
Balloon Loan Percentage	24.59%	24.02%	20.28%	27.00%
W.A. CLTV of Silent Seconds	98.91%	98.83%	98.93%	98.92%
Non-Full Doc Percentage	45.19%	37.84%	40.68%	51.10%
Top 5 States	CA(27.00%) FL(10.60%) NY(9.59%) MA(7.69%) NJ(4.58%)	CA(19.44%) FL(11.31%) MA(8.57%) NY(8.42%) TX(5.82%)	CA(17.87%) FL(11.48%) NY(8.76%) MA(7.72%) NJ(5.53%)	CA(35.27%) NY(10.58%) FL(9.81%) MA(7.22%) NJ(4.45%)
Conforming By Balance Percentage	73.11%	100.00%	100.00%	46.39%

Nine sets of tables follow.

The first set of tables is the Aggregate Collateral.

The second set of tables is the Adjustable Rate Collateral.

The third set of tables is the Fixed Rate Collateral.

The fourth set of tables is the Interest Only Collateral.

The fifth set of tables is the Second Lien Collateral.

The sixth set of tables is the Silent Second Collateral.

The seventh set of tables is the Group I Collateral*.

The eighth set of tables is the Group II Collateral*.

The ninth set of tables is the Group III Collateral*.

*Group I and Group II will consist of mortgage loans that have original principal balances that conform to Fannie Mae or Freddie Mac guidelines.  Group III will consist of mortgage loans that have original principal balances that may or may not conform to Fannie Mae or Freddie Mac guidelines.

AGGREGATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	421	$7,805,355.50	0.81%	613	98.88%	11.341%	100.00%
25,001 - 50,000	310	11,229,525.49	1.16	617	95.26	11.354	99.13
50,001 - 75,000	351	22,156,596.57	2.29	602	84.13	10.432	87.24
75,001 - 100,000	444	38,877,572.18	4.02	607	82.63	9.645	91.01
100,001 - 125,000	500	56,420,530.20	5.83	601	81.49	9.104	90.11
125,001 - 150,000	426	58,459,540.80	6.05	599	80.76	8.779	90.59
150,001 - 175,000	330	53,336,173.45	5.52	602	79.33	8.551	90.35
175,001 - 200,000	308	57,923,235.80	5.99	605	79.96	8.487	93.79
200,001 - 250,000	403	90,608,375.70	9.37	608	78.57	8.204	91.84
250,001 - 300,000	301	82,681,944.50	8.55	614	77.93	7.836	92.01
300,001 - 400,000	545	188,499,909.75	19.49	630	81.00	7.637	91.86
400,001 - 500,000	272	122,020,249.55	12.62	641	80.52	7.460	93.83
500,001 - 600,000	132	72,512,052.00	7.50	637	82.03	7.338	93.12
600,001 - 700,000	52	33,877,987.00	3.50	648	82.56	7.479	90.72
700,001 or greater	76	70,580,013.00	7.30	635	74.75	7.184	94.46
Total:	4,871	$966,989,061.49	100.00%	621	80.43%	8.097%	92.23%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	421	$7,787,805.36	0.81%	613	98.88%	11.341%	100.00%
25,001 - 50,000	315	11,461,638.77	1.19	617	94.88	11.346	98.28
50,001 - 75,000	351	22,243,228.54	2.30	601	84.21	10.419	87.42
75,001 - 100,000	442	38,737,828.06	4.01	607	82.49	9.642	91.19
100,001 - 125,000	502	56,649,658.40	5.87	601	81.37	9.086	89.95
125,001 - 150,000	426	58,471,204.21	6.06	599	81.04	8.779	90.57
150,001 - 175,000	326	52,669,064.27	5.46	602	79.13	8.557	90.53
175,001 - 200,000	308	57,845,944.09	5.99	604	80.02	8.489	93.80
200,001 - 250,000	403	90,503,634.30	9.37	609	78.58	8.196	91.85
250,001 - 300,000	303	83,168,776.44	8.62	614	77.92	7.833	92.07
300,001 - 400,000	543	187,698,609.41	19.44	630	81.00	7.638	91.62
400,001 - 500,000	271	121,425,464.93	12.58	641	80.54	7.463	94.13
500,001 - 600,000	132	72,403,411.93	7.50	637	82.03	7.338	93.12
600,001 - 700,000	52	33,829,260.11	3.50	648	82.56	7.479	90.72
700,001 or greater	76	70,493,934.49	7.30	635	74.75	7.184	94.46
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

AGGREGATE COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
FICO Not Provided	25	$2,527,734.75	0.26%	0	76.00%	9.929%	100.00%
500 - 500	6	861,560.60	0.09	500	76.02	9.430	100.00
501 - 525	279	51,480,043.00	5.33	513	74.50	9.321	98.11
526 - 550	313	60,282,496.45	6.24	538	74.79	9.295	95.88
551 - 575	419	81,730,089.81	8.47	565	77.00	8.552	94.79
576 - 600	891	153,292,330.72	15.88	588	78.48	8.183	95.73
601 - 625	992	172,595,845.36	17.88	613	80.97	8.048	93.74
626 - 650	797	159,391,808.92	16.51	637	83.10	7.893	92.15
651 - 675	503	110,914,058.12	11.49	663	82.77	7.797	88.89
676 - 700	300	78,652,702.59	8.15	687	83.60	7.486	88.36
701 - 725	165	42,623,601.54	4.42	711	84.70	7.523	82.65
726 - 750	98	24,506,880.88	2.54	737	82.53	7.521	77.31
751 - 775	51	14,484,152.69	1.50	763	83.14	7.283	81.11
776 - 800	31	11,662,157.88	1.21	784	75.37	6.621	97.30
801 - 825	1	384,000.00	0.04	803	80.00	5.375	100.00
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	27	$2,035,723.84	0.21%	604	71.78%	8.869%	100.00%
181 - 240	24	1,967,532.15	0.20	615	87.07	9.218	100.00
301 - 360	4,820	961,386,207.32	99.59	621	80.44	8.094	92.19
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	27	$2,035,723.84	0.21%	604	71.78%	8.869%	100.00%
181 - 348	25	2,280,302.73	0.24	613	88.16	9.154	100.00
349 - 360	4,819	961,073,436.74	99.55	621	80.43	8.093	92.19
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

AGGREGATE COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	3,913	$733,872,211.77	76.02%	617	80.35%	8.113%	94.58%
PUD	431	101,438,853.28	10.51	622	79.59	7.979	91.14
2 Unit	185	52,921,754.22	5.48	643	80.82	7.856	85.30
Condo - 1-4 Stories	191	36,854,819.46	3.82	635	84.36	8.404	81.50
3-4 Units	76	27,788,818.02	2.88	643	80.43	8.025	67.68
2-4 Family	23	5,008,731.94	0.52	642	82.86	7.781	68.76
Manuf. Housing	34	4,732,523.12	0.49	635	74.83	8.907	100.00
Condo – 5+Stories	12	1,966,005.57	0.20	623	77.42	8.612	52.58
Condo Conversion	6	805,745.93	0.08	599	82.12	9.315	74.34
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	4,505	$890,343,875.23	92.23%	618	80.15%	8.041%	100.00%
Investment Prop.	297	58,702,936.00	6.08	653	83.90	8.950	0.00
Second Home	69	16,342,652.08	1.69	648	83.38	8.124	0.00
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi. – Cashout	2,373	$575,612,403.40	59.62%	611	77.48%	7.920%	93.79%
Purchase	2,168	328,071,607.31	33.98	641	85.48	8.377	88.67
Refi. – Rate/Term	330	61,705,452.60	6.39	606	81.15	8.265	96.57
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

AGGREGATE COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	128	$24,810,894.17	2.57%	607	42.68%	7.581%	92.20%
50.01 - 60.00	192	44,977,334.48	4.66	596	56.02	7.676	97.44
60.01 - 70.00	438	107,493,504.63	11.13	596	66.49	7.646	94.00
70.01 - 80.00	1,742	399,213,565.27	41.35	620	78.56	7.828	95.35
80.01 - 90.00	849	220,147,846.71	22.80	631	87.69	8.177	85.28
90.01 - 100.00	1,522	168,746,318.05	17.48	635	96.35	9.108	91.39
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	128	$24,810,894.17	2.57%	607	42.68%	7.581%	92.20%
50.01 - 60.00	189	44,142,335.85	4.57	595	55.96	7.700	97.40
60.01 - 70.00	434	105,612,447.09	10.94	595	66.45	7.658	93.89
70.01 - 75.00	291	84,151,100.76	8.72	604	73.98	7.780	92.62
75.01 - 80.00	634	155,205,037.21	16.08	603	79.39	7.980	92.48
80.01 - 85.00	345	84,701,721.51	8.77	619	84.39	8.029	91.51
85.01 - 90.00	499	134,330,189.94	13.91	639	89.65	8.252	81.51
90.01 - 95.00	615	125,647,536.30	13.02	631	93.57	8.560	88.16
95.01 - 100.00	1,736	206,788,200.48	21.42	645	85.14	8.332	99.65
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

AGGREGATE COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	753	$260,617,266.78	27.00%	641	78.09%	7.276%	94.74%
Florida	534	102,331,392.49	10.60	615	80.68	8.313	84.41
New York	290	92,571,179.54	9.59	634	79.46	7.647	90.88
Massachusetts	279	74,207,197.53	7.69	635	79.11	7.972	93.96
New Jersey	159	44,201,417.74	4.58	609	78.28	8.471	92.23
Texas	401	39,635,006.25	4.11	594	83.28	9.119	94.06
Virginia	185	36,173,825.89	3.75	605	80.33	8.268	93.14
Maryland	113	25,467,525.67	2.64	601	81.74	8.430	96.23
Illinois	149	24,269,405.57	2.51	611	83.50	8.837	88.68
Pennsylvania	173	23,746,745.21	2.46	605	83.55	8.426	94.92
Other	1,835	242,168,500.64	25.09	606	82.81	8.699	92.04
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%
Number of States Represented: 50 and The District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc.	3,235	$529,115,335.82	54.81%	608	81.59%	8.169%	94.63%
Stated Doc.	1,573	418,970,544.28	43.40	635	78.80	7.999	89.30
No Doc.	43	11,635,576.07	1.21	713	86.02	8.333	86.42
Lite Doc.	20	5,668,007.14	0.59	626	81.07	8.240	95.96
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

AGGREGATE COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or less	1	$164,000.39	0.02%	668	39.29%	5.000%	100.00%
5.001 - 5.500	39	18,463,195.58	1.91	716	66.08	5.396	95.00
5.501 - 6.000	50	16,539,342.73	1.71	655	76.30	5.865	100.00
6.001 - 6.500	167	62,205,780.15	6.44	651	74.56	6.354	95.46
6.501 - 7.000	387	138,150,794.89	14.31	643	77.08	6.816	98.93
7.001 - 7.500	417	129,690,412.32	13.43	636	78.35	7.294	95.22
7.501 - 8.000	599	163,726,778.73	16.96	623	80.27	7.805	94.25
8.001 - 8.500	515	115,418,887.94	11.96	621	82.02	8.283	91.31
8.501 - 9.000	621	114,884,073.03	11.90	603	82.92	8.781	89.34
9.001 - 9.500	397	65,066,138.96	6.74	594	83.71	9.269	81.93
9.501 - 10.000	353	49,057,941.29	5.08	576	83.38	9.782	77.45
10.001 - 10.500	248	31,426,345.86	3.26	585	84.81	10.248	85.17
10.501 - 11.000	275	21,275,493.49	2.20	586	87.58	10.751	91.89
11.001 - 11.500	214	14,669,110.19	1.52	576	86.06	11.255	86.73
11.501 - 12.000	301	14,479,474.44	1.50	587	90.30	11.735	95.50
12.001 - 12.500	208	7,466,760.14	0.77	579	91.35	12.198	98.39
12.501 - 13.000	75	2,533,060.72	0.26	596	96.79	12.608	100.00
13.001 - 13.500	3	144,888.09	0.02	610	80.99	13.050	100.00
13.501 - 14.000	1	26,984.37	0.00	588	100.00	13.800	100.00
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

AGGREGATE COLLATERAL

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
8.501 - 9.000	3	$1,109,703.16	0.14%	633	75.73%	5.925%	100.00%
9.001 - 9.500	6	2,095,753.56	0.27	671	83.00	6.416	100.00
9.501 - 10.000	11	3,325,240.15	0.42	638	81.50	6.852	100.00
10.001 - 10.500	12	3,896,238.57	0.50	639	78.89	7.336	86.80
10.501 - 11.000	23	6,936,019.03	0.89	620	80.46	7.691	93.12
11.001 - 11.500	14	3,739,259.97	0.48	616	77.26	7.256	100.00
11.501 - 12.000	58	18,027,354.57	2.30	643	76.20	6.294	100.00
12.001 - 12.500	117	40,159,584.82	5.13	640	75.72	6.390	95.43
12.501 - 13.000	305	109,859,428.42	14.02	643	77.57	6.833	99.50
13.001 - 13.500	340	106,498,036.36	13.59	634	78.52	7.300	94.66
13.501 - 14.000	500	137,901,889.79	17.60	622	80.46	7.803	94.06
14.001 - 14.500	437	99,644,026.30	12.72	619	81.83	8.284	91.48
14.501 - 15.000	524	102,245,428.50	13.05	604	83.34	8.788	88.70
15.001 - 15.500	308	54,747,997.44	6.99	589	83.18	9.268	80.15
15.501 - 16.000	275	43,352,226.58	5.53	571	83.02	9.781	76.02
16.001 - 16.500	151	24,062,054.71	3.07	559	81.88	10.243	81.17
16.501 - 17.000	105	11,918,642.14	1.52	549	83.56	10.754	85.94
17.001 - 17.500	76	8,127,859.99	1.04	546	79.90	11.257	78.21
17.501 - 18.000	47	4,278,260.88	0.55	533	80.76	11.725	89.46
18.001 - 18.500	18	1,596,300.67	0.20	517	74.05	12.220	92.46
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

AGGREGATE COLLATERAL

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2.501 - 3.000	3	$280,710.59	0.04%	511	77.26%	12.079%	100.00%
3.501 - 4.000	4	1,420,139.30	0.18	706	82.83	5.778	100.00
4.001 - 4.500	12	3,807,014.36	0.49	659	70.51	6.060	100.00
4.501 - 5.000	109	34,849,669.93	4.45	666	74.46	6.523	98.48
5.001 - 5.500	329	113,803,947.04	14.52	645	76.12	6.856	96.70
5.501 - 6.000	630	173,933,485.99	22.20	631	78.82	7.450	96.64
6.001 - 6.500	666	161,890,796.62	20.66	622	80.86	8.011	91.04
6.501 - 7.000	637	133,927,064.24	17.09	603	83.40	8.589	85.12
7.001 - 7.500	499	87,997,315.39	11.23	581	84.15	9.332	84.38
7.501 - 8.000	396	64,275,683.22	8.20	560	82.85	9.902	88.13
8.001 - 8.500	37	6,601,312.36	0.84	538	83.81	10.168	90.54
8.501 - 9.000	6	685,948.93	0.09	631	87.30	9.859	21.21
9.001 - 9.500	1	16,444.90	0.00	583	100.00	11.500	100.00
10.001 or greater	1	31,772.74	0.00	613	100.00	12.050	100.00
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

AGGREGATE COLLATERAL

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,541	$181,868,157.70	18.84%	643	80.63%	8.248%	95.64%
2006-06	1	132,780.82	0.01	620	95.00	6.750	100.00
2006-07	1	90,773.70	0.01	507	70.00	9.890	100.00
2006-12	1	312,770.58	0.03	601	95.00	8.750	100.00
2007-09	5	1,272,567.47	0.13	607	77.59	6.983	76.16
2007-10	27	5,209,951.30	0.54	623	78.00	7.980	97.35
2007-11	68	19,804,705.58	2.05	633	79.81	7.557	82.58
2007-12	596	151,844,287.48	15.73	630	82.57	7.689	91.63
2008-01	2,362	534,338,176.00	55.35	609	80.32	8.259	91.38
2008-02	14	4,532,430.08	0.47	578	68.43	8.449	89.40
2008-10	2	322,743.82	0.03	672	85.00	8.242	100.00
2008-11	3	646,479.89	0.07	617	82.82	8.469	100.00
2008-12	13	4,517,797.95	0.47	641	72.68	7.095	97.48
2009-01	61	13,659,228.59	1.41	609	78.07	8.197	95.62
2010-11	4	994,452.28	0.10	650	70.32	6.439	100.00
2010-12	47	15,588,217.46	1.61	644	76.13	6.979	95.46
2011-01	114	29,753,372.28	3.08	641	77.84	7.457	91.39
2011-02	1	133,164.30	0.01	608	46.00	8.100	100.00
2020-06	2	31,619.12	0.00	590	100.00	11.500	100.00
2020-07	1	19,631.06	0.00	585	100.00	11.500	100.00
2020-08	1	15,538.76	0.00	580	100.00	11.500	100.00
2020-11	1	16,165.63	0.00	654	100.00	10.275	100.00
2020-12	3	199,745.23	0.02	645	53.92	8.351	100.00
2021-01	2	84,706.23	0.01	652	99.53	10.956	100.00
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,718	$274,641,870.30	28.45%	619	81.21%	8.628%	89.80%
12	282	97,957,624.45	10.15	635	79.76	7.634	93.48
24	2,233	449,451,594.16	46.56	613	81.45	8.110	92.91
30	4	712,091.07	0.07	619	76.10	7.426	100.00
36	634	142,626,283.33	14.77	641	76.20	7.361	93.82
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

AGGREGATE COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
15 Yr Fixed	25	$1,859,054.65	0.19%	612	71.70%	8.786%	100.00%
20 Yr Fixed	24	1,967,532.15	0.20	615	87.07	9.218	100.00
30 Yr Fixed	1,361	133,883,310.16	13.87	639	81.81	8.626	94.07
30 Yr Fixed - IO 5 Yr	25	12,461,007.43	1.29	684	69.96	6.407	100.00
ARM 15/15	9	204,906.03	0.02	617	99.36	11.083	100.00
ARM 15/30 - IO 5 Yr	1	162,500.00	0.02	661	43.92	7.750	100.00
ARM 2/13	2	176,669.19	0.02	522	72.62	9.743	100.00
ARM 2/28	2,031	394,396,641.52	40.85	601	79.69	8.557	85.65
ARM 2/28- IO 5Yr	384	135,423,295.14	14.03	643	82.32	7.436	99.74
ARM 2/28 -40Yr Am.	656	187,318,282.64	19.40	621	81.64	7.676	96.70
ARM 3/27	56	11,477,848.72	1.19	605	78.74	8.346	93.79
ARM 3/27- IO 5Yr	7	3,922,517.99	0.41	647	73.29	7.283	100.00
ARM 3/27- 40Yr Am.	16	3,745,883.54	0.39	625	75.95	7.417	100.00
ARM 5/25	71	14,459,706.58	1.50	619	74.85	7.793	82.32
ARM 5/25- IO 5Yr	45	17,504,901.75	1.81	661	77.95	6.816	100.00
ARM 5/25 -40Yr Am.	50	14,504,597.99	1.50	642	78.05	7.318	95.09
ARM 6 Mo. 40Yr Am.	1	132,780.82	0.01	620	95.00	6.750	100.00
ARM- 30 Yr	1	90,773.70	0.01	507	70.00	9.890	100.00
Balloon 40/30	106	31,697,253.31	3.28	646	79.98	7.280	100.00
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA+	3,787	$750,148,971.81	77.70%	637	81.55%	7.890%	91.21%
AA	562	114,419,763.70	11.85	571	79.78	8.610	96.26
A	252	53,719,509.32	5.56	562	74.89	8.597	94.38
B	182	32,496,062.69	3.37	544	72.74	9.370	94.91
C	64	11,035,822.53	1.14	556	66.98	9.828	98.58
CC	24	3,569,333.26	0.37	553	60.81	10.871	100.00
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

AGGREGATE COLLATERAL

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	3,886	$924,151,396.34	95.73%	620	79.69%	7.964%	91.89%
Second Lien	985	41,238,066.97	4.27	643	97.16	11.098	99.68
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

DTI RATIO

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
DTI Not Provided	41	$11,455,496.88	1.19%	713	85.83%	8.315%	86.21%
0.01 - 5.00	2	271,250.43	0.03	637	79.05	8.484	0.00
5.01 - 10.00	11	1,935,522.76	0.20	608	84.41	8.534	77.19
10.01 - 15.00	25	3,821,842.11	0.40	634	77.15	8.505	56.75
15.01 - 20.00	75	10,687,188.92	1.11	612	80.63	8.724	77.30
20.01 - 25.00	165	29,374,780.59	3.04	627	76.40	7.819	91.00
25.01 - 30.00	312	48,636,441.08	5.04	610	78.50	8.255	90.07
30.01 - 35.00	505	87,724,221.89	9.09	614	79.70	8.277	89.97
35.01 - 40.00	775	145,588,861.56	15.08	620	79.90	8.183	92.00
40.01 - 45.00	997	200,457,895.90	20.76	628	81.05	8.109	93.31
45.01 - 50.00	1,032	217,186,439.11	22.50	619	81.38	8.100	94.34
50.01 - 55.00	732	158,028,256.82	16.37	618	80.73	7.960	92.79
55.01 - 60.00	199	50,221,265.26	5.20	613	78.81	7.688	92.68
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

ADJUSTABLE RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	7	$120,505.00	0.02%	593	99.24%	11.173%	100.00%
25,001 - 50,000	8	381,800.00	0.05	570	58.40	10.013	86.91
50,001 - 75,000	194	12,341,679.00	1.57	576	79.08	10.170	79.60
75,001 - 100,000	316	27,652,109.76	3.52	594	80.65	9.381	88.24
100,001 - 125,000	390	44,110,357.20	5.62	591	80.19	8.954	88.09
125,001 - 150,000	359	49,237,540.65	6.27	595	80.62	8.752	90.55
150,001 - 175,000	282	45,571,057.45	5.81	600	80.16	8.622	89.76
175,001 - 200,000	272	51,193,838.80	6.52	602	80.20	8.512	93.73
200,001 - 250,000	353	79,240,814.70	10.10	607	79.13	8.261	91.49
250,001 - 300,000	250	68,490,411.50	8.73	609	79.03	7.941	91.96
300,001 - 400,000	458	158,381,637.80	20.18	626	81.79	7.737	91.17
400,001 - 500,000	224	100,490,822.55	12.81	637	81.00	7.552	93.36
500,001 - 600,000	112	61,543,302.00	7.84	630	82.67	7.513	91.89
600,001 - 700,000	45	29,377,587.00	3.74	640	82.76	7.589	91.43
700,001 or greater	60	56,564,513.00	7.21	624	75.63	7.318	94.36
Total:	3,330	$784,697,976.41	100.00%	616	80.39%	8.063%	91.44%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	7	$120,199.80	0.02%	593	99.24%	11.173%	100.00%
25,001 - 50,000	11	530,937.95	0.07	578	63.04	10.385	71.82
50,001 - 75,000	195	12,472,431.32	1.59	576	79.25	10.146	80.05
75,001 - 100,000	314	27,506,187.48	3.51	593	80.50	9.382	88.47
100,001 - 125,000	392	44,336,259.57	5.66	591	80.03	8.938	88.17
125,001 - 150,000	358	49,103,049.80	6.27	595	80.85	8.757	90.23
150,001 - 175,000	280	45,220,194.21	5.77	600	80.03	8.622	90.03
175,001 - 200,000	272	51,133,690.36	6.53	601	80.27	8.514	93.73
200,001 - 250,000	353	79,162,363.60	10.10	608	79.14	8.252	91.49
250,001 - 300,000	251	68,714,192.11	8.77	610	79.03	7.944	92.00
300,001 - 400,000	456	157,545,382.28	20.11	626	81.79	7.739	91.14
400,001 - 500,000	224	100,363,853.03	12.81	637	81.00	7.552	93.36
500,001 - 600,000	112	61,470,335.24	7.85	630	82.67	7.513	91.89
600,001 - 700,000	45	29,341,231.68	3.74	640	82.76	7.589	91.43
700,001 or greater	60	56,500,997.18	7.21	624	75.63	7.318	94.36
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

ADJUSTABLE RATE COLLATERAL

FICO SCORES

Fico Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
FICO Not Provided	19	$2,245,338.54	0.29%	0	73.90%	9.783%	100.00%
500 - 500	5	778,626.60	0.10	500	79.93	9.115	100.00
501 - 525	253	47,564,614.95	6.07	513	74.80	9.283	98.32
526 - 550	272	55,787,558.50	7.12	538	75.18	9.271	95.54
551 - 575	352	72,852,767.30	9.30	565	76.84	8.552	94.52
576 - 600	585	129,771,817.35	16.56	588	78.10	8.032	95.22
601 - 625	622	137,724,446.55	17.58	613	80.97	7.901	93.41
626 - 650	511	127,276,076.82	16.24	637	83.50	7.758	90.51
651 - 675	319	89,453,667.02	11.42	663	82.47	7.672	88.14
676 - 700	180	56,633,195.60	7.23	686	84.06	7.503	86.75
701 - 725	101	29,729,633.39	3.79	712	85.78	7.694	78.67
726 - 750	59	17,373,601.19	2.22	738	82.20	7.409	71.35
751 - 775	33	9,536,394.66	1.22	762	85.19	7.544	71.31
776 - 800	19	6,793,567.14	0.87	784	82.78	7.066	95.37
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

ORIGINAL TERM

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	2	$176,669.19	0.02%	522	72.62%	9.743%	100.00%
301 - 360	3,328	783,344,636.42	99.98	616	80.39	8.062	91.43
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	2	$176,669.19	0.02%	522	72.62%	9.743%	100.00%
181 - 348	1	312,770.58	0.04	601	95.00	8.750	100.00
349 - 360	3,327	783,031,865.84	99.94	616	80.38	8.062	91.43
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

ADJUSTABLE RATE COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	2,618	$591,249,805.47	75.46%	612	80.12%	8.062%	93.94%
PUD	315	81,394,971.98	10.39	614	80.30	8.063	90.64
2 Unit	135	43,703,962.30	5.58	644	81.78	7.786	84.68
Condo - 1-4 Stories	138	32,473,522.33	4.14	632	83.85	8.370	81.37
3-4 Units	67	24,597,667.19	3.14	640	80.32	7.992	66.67
2-4 Family	15	3,953,400.54	0.50	636	83.90	7.831	60.42
Manuf. Housing	28	3,616,151.92	0.46	630	74.95	8.997	100.00
Condo – 5+Stories	9	1,762,977.85	0.23	625	77.66	8.440	47.12
Condo Conversion	5	768,846.03	0.10	599	81.26	9.193	73.11
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	3,002	$716,413,182.50	91.44%	613	79.99%	7.987%	100.00%
Investment Prop.	273	53,741,696.52	6.86	653	84.79	9.037	0.00
Second Home	55	13,366,426.59	1.71	642	83.61	8.207	0.00
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi. – Cashout	1,830	$464,051,038.67	59.23%	604	77.98%	7.994%	93.25%
Purchase	1,305	276,492,829.11	35.29	638	84.15	8.127	87.60
Refi. – Rate/Term	195	42,977,437.83	5.49	597	82.13	8.388	96.56
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

ADJUSTABLE RATE COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	92	$16,595,159.75	2.12%	582	41.98%	7.911%	92.39%
50.01 - 60.00	140	32,282,920.20	4.12	581	55.78	7.893	97.36
60.01 - 70.00	321	81,591,259.90	10.41	584	66.66	7.766	94.43
70.01 - 80.00	1,522	351,015,593.97	44.80	616	78.66	7.895	95.16
80.01 - 90.00	695	183,244,651.46	23.39	628	87.86	8.210	83.96
90.01 - 100.00	560	118,791,720.33	15.16	631	95.42	8.601	88.16
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	92	$16,595,159.75	2.12%	582	41.98%	7.911%	92.39%
50.01 - 60.00	139	31,872,959.18	4.07	580	55.74	7.917	97.32
60.01 - 70.00	316	79,584,314.54	10.16	583	66.63	7.784	94.29
70.01 - 75.00	237	70,223,059.04	8.96	595	73.97	7.914	92.07
75.01 - 80.00	520	129,387,804.37	16.51	595	79.49	8.128	91.70
80.01 - 85.00	260	65,171,865.48	8.32	613	84.41	8.078	89.71
85.01 - 90.00	430	116,867,682.78	14.92	637	89.68	8.274	80.92
90.01 - 95.00	512	112,227,904.13	14.32	631	93.50	8.540	87.12
95.01 - 100.00	824	161,590,556.34	20.62	643	82.01	7.765	99.58
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

ADJUSTABLE RATE COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	506	$198,256,467.95	25.30%	631	78.74%	7.294%	94.55%
Florida	403	86,458,797.67	11.03	613	80.77	8.300	84.18
New York	190	69,766,623.48	8.90	627	79.27	7.583	89.68
Massachusetts	216	65,582,189.44	8.37	633	78.87	7.877	93.51
New Jersey	131	39,343,318.37	5.02	608	79.24	8.472	91.27
Virginia	125	29,754,995.12	3.80	603	80.35	8.177	91.65
Texas	213	28,979,397.93	3.70	589	81.69	8.920	93.27
Maryland	90	22,838,797.44	2.91	597	81.37	8.378	95.80
Illinois	115	22,185,197.64	2.83	613	83.17	8.764	87.61
Pennsylvania	123	18,888,764.43	2.41	599	83.62	8.421	93.89
Other	1,218	201,466,756.14	25.71	604	82.03	8.577	90.85
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%
Number of States Represented: 48 and the District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc.	2,079	$418,569,536.39	53.42%	602	81.48%	8.096%	93.79%
Stated Doc.	1,201	350,464,790.78	44.73	630	78.91	8.011	88.67
No Doc.	36	10,391,284.43	1.33	716	86.28	8.318	88.58
Lite Doc.	14	4,095,694.01	0.52	609	79.81	8.435	94.41
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

ADJUSTABLE RATE COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or less	1	$164,000.39	0.02%	668	39.29%	5.000%	100.00%
5.001 - 5.500	4	1,423,148.47	0.18	627	65.03	5.500	100.00
5.501 - 6.000	46	15,589,426.80	1.99	656	76.18	5.869	100.00
6.001 - 6.500	115	41,415,973.53	5.29	643	76.05	6.332	95.77
6.501 - 7.000	314	115,398,952.41	14.73	642	77.37	6.811	99.71
7.001 - 7.500	347	110,035,791.97	14.04	635	78.55	7.294	94.37
7.501 - 8.000	516	143,179,331.50	18.27	622	80.65	7.804	94.07
8.001 - 8.500	447	101,904,022.42	13.01	619	81.93	8.283	91.23
8.501 - 9.000	533	104,008,848.49	13.27	602	83.24	8.785	88.89
9.001 - 9.500	314	55,283,973.90	7.06	588	83.05	9.274	80.75
9.501 - 10.000	285	44,388,522.57	5.67	571	83.05	9.782	75.80
10.001 - 10.500	153	24,219,175.98	3.09	559	81.97	10.245	81.85
10.501 - 11.000	109	12,058,260.90	1.54	550	83.41	10.765	85.69
11.001 - 11.500	79	8,372,255.00	1.07	546	80.05	11.256	78.84
11.501 - 12.000	49	4,483,320.61	0.57	536	80.98	11.724	89.94
12.001 - 12.500	18	1,596,300.67	0.20	517	74.05	12.220	92.46
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

ADJUSTABLE RATE COLLATERAL

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
8.501 - 9.000	3	$1,109,703.16	0.14%	633	75.73%	5.925%	100.00%
9.001 - 9.500	6	2,095,753.56	0.27	671	83.00	6.416	100.00
9.501 - 10.000	11	3,325,240.15	0.42	638	81.50	6.852	100.00
10.001 - 10.500	12	3,896,238.57	0.50	639	78.89	7.336	86.80
10.501 - 11.000	23	6,936,019.03	0.89	620	80.46	7.691	93.12
11.001 - 11.500	14	3,739,259.97	0.48	616	77.26	7.256	100.00
11.501 - 12.000	58	18,027,354.57	2.30	643	76.20	6.294	100.00
12.001 - 12.500	117	40,159,584.82	5.13	640	75.72	6.390	95.43
12.501 - 13.000	305	109,859,428.42	14.02	643	77.57	6.833	99.50
13.001 - 13.500	340	106,498,036.36	13.59	634	78.52	7.300	94.66
13.501 - 14.000	500	137,901,889.79	17.60	622	80.46	7.803	94.06
14.001 - 14.500	437	99,644,026.30	12.72	619	81.83	8.284	91.48
14.501 - 15.000	524	102,245,428.50	13.05	604	83.34	8.788	88.70
15.001 - 15.500	308	54,747,997.44	6.99	589	83.18	9.268	80.15
15.501 - 16.000	275	43,352,226.58	5.53	571	83.02	9.781	76.02
16.001 - 16.500	151	24,062,054.71	3.07	559	81.88	10.243	81.17
16.501 - 17.000	105	11,918,642.14	1.52	549	83.56	10.754	85.94
17.001 - 17.500	76	8,127,859.99	1.04	546	79.90	11.257	78.21
17.501 - 18.000	47	4,278,260.88	0.55	533	80.76	11.725	89.46
18.001 - 18.500	18	1,596,300.67	0.20	517	74.05	12.220	92.46
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

ADJUSTABLE RATE COLLATERAL

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2.501 - 3.000	3	$280,710.59	0.04%	511	77.26%	12.079%	100.00%
3.501 - 4.000	4	1,420,139.30	0.18	706	82.83	5.778	100.00
4.001 - 4.500	12	3,807,014.36	0.49	659	70.51	6.060	100.00
4.501 - 5.000	109	34,849,669.93	4.45	666	74.46	6.523	98.48
5.001 - 5.500	329	113,803,947.04	14.52	645	76.12	6.856	96.70
5.501 - 6.000	630	173,933,485.99	22.20	631	78.82	7.450	96.64
6.001 - 6.500	666	161,890,796.62	20.66	622	80.86	8.011	91.04
6.501 - 7.000	637	133,927,064.24	17.09	603	83.40	8.589	85.12
7.001 - 7.500	499	87,997,315.39	11.23	581	84.15	9.332	84.38
7.501 - 8.000	396	64,275,683.22	8.20	560	82.85	9.902	88.13
8.001 - 8.500	37	6,601,312.36	0.84	538	83.81	10.168	90.54
8.501 - 9.000	6	685,948.93	0.09	631	87.30	9.859	21.21
9.001 - 9.500	1	16,444.90	0.00	583	100.00	11.500	100.00
10.001 or greater	1	31,772.74	0.00	613	100.00	12.050	100.00
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

ADJUSTABLE RATE COLLATERAL

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2006-06	1	$132,780.82	0.02%	620	95.00%	6.750%	100.00%
2006-07	1	90,773.70	0.01	507	70.00	9.890	100.00
2006-12	1	312,770.58	0.04	601	95.00	8.750	100.00
2007-09	5	1,272,567.47	0.16	607	77.59	6.983	76.16
2007-10	27	5,209,951.30	0.66	623	78.00	7.980	97.35
2007-11	68	19,804,705.58	2.53	633	79.81	7.557	82.58
2007-12	596	151,844,287.48	19.38	630	82.57	7.689	91.63
2008-01	2,362	534,338,176.00	68.20	609	80.32	8.259	91.38
2008-02	14	4,532,430.08	0.58	578	68.43	8.449	89.40
2008-10	2	322,743.82	0.04	672	85.00	8.242	100.00
2008-11	3	646,479.89	0.08	617	82.82	8.469	100.00
2008-12	13	4,517,797.95	0.58	641	72.68	7.095	97.48
2009-01	61	13,659,228.59	1.74	609	78.07	8.197	95.62
2010-11	4	994,452.28	0.13	650	70.32	6.439	100.00
2010-12	47	15,588,217.46	1.99	644	76.13	6.979	95.46
2011-01	114	29,753,372.28	3.80	641	77.84	7.457	91.39
2011-02	1	133,164.30	0.02	608	46.00	8.100	100.00
2020-06	2	31,619.12	0.00	590	100.00	11.500	100.00
2020-07	1	19,631.06	0.00	585	100.00	11.500	100.00
2020-08	1	15,538.76	0.00	580	100.00	11.500	100.00
2020-11	1	16,165.63	0.00	654	100.00	10.275	100.00
2020-12	3	199,745.23	0.03	645	53.92	8.351	100.00
2021-01	2	84,706.23	0.01	652	99.53	10.956	100.00
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	985	$230,859,175.82	29.46%	617	80.16%	8.410%	87.99%
12	207	75,747,643.80	9.67	631	80.19	7.649	93.46
24	1,966	434,950,042.19	55.51	612	80.90	8.020	92.68
30	3	553,545.85	0.07	610	70.69	6.997	100.00
36	169	41,410,897.95	5.29	628	76.67	7.346	93.77
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

ADJUSTABLE RATE COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
ARM 15/15	9	$204,906.03	0.03%	617	99.36%	11.083%	100.00%
ARM 15/30 - IO 5 Yr	1	162,500.00	0.02	661	43.92	7.750	100.00
ARM 2/13	2	176,669.19	0.02	522	72.62	9.743	100.00
ARM 2/28	2,031	394,396,641.52	50.34	601	79.69	8.557	85.65
ARM 2/28- IO 5 Yr	384	135,423,295.14	17.28	643	82.32	7.436	99.74
ARM 2/28-40Yr Am.	656	187,318,282.64	23.91	621	81.64	7.676	96.70
ARM 3/27	56	11,477,848.72	1.46	605	78.74	8.346	93.79
ARM 3/27- IO 5Yr	7	3,922,517.99	0.50	647	73.29	7.283	100.00
ARM 3/27-40 Yr Am.	16	3,745,883.54	0.48	625	75.95	7.417	100.00
ARM 5/25	71	14,459,706.58	1.85	619	74.85	7.793	82.32
ARM 5/25- IO 5 Yr	45	17,504,901.75	2.23	661	77.95	6.816	100.00
ARM 5/25- 40 Yr Am	50	14,504,597.99	1.85	642	78.05	7.318	95.09
ARM 6 Mo. 40Yr Am.	1	132,780.82	0.02	620	95.00	6.750	100.00
ARM- 30 Yr	1	90,773.70	0.01	507	70.00	9.890	100.00
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA+	2,417	$592,931,018.13	75.68%	634	81.56%	7.814%	90.06%
AA	460	100,560,960.16	12.83	566	80.08	8.649	96.06
A	210	46,266,732.22	5.90	560	75.00	8.542	94.67
B	161	30,142,819.00	3.85	542	72.84	9.364	94.78
C	60	10,257,277.39	1.31	556	67.84	9.808	98.47
CC	22	3,362,498.71	0.43	555	61.86	10.779	100.00
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

ADJUSTABLE RATE COLLATERAL

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	3,321	$783,316,399.58	99.97%	616	80.38%	8.062%	91.43%
Second Lien	9	204,906.03	0.03	617	99.36	11.083	100.00
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

DTI RATIO

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
DTI Not Provided	36	$10,391,284.43	1.33%	716	86.28%	8.318%	88.58%
0.01 - 5.00	1	219,605.50	0.03	624	80.00	8.600	0.00
5.01 - 10.00	8	1,772,942.90	0.23	604	83.04	8.290	75.10
10.01 - 15.00	19	3,036,927.90	0.39	639	82.01	8.657	50.46
15.01 - 20.00	53	8,485,999.44	1.08	606	80.39	8.686	72.87
20.01 - 25.00	111	22,607,680.29	2.89	617	78.40	7.988	88.30
25.01 - 30.00	211	39,722,148.89	5.07	602	79.27	8.247	88.73
30.01 - 35.00	335	70,706,405.48	9.02	610	79.09	8.261	88.62
35.01 - 40.00	544	120,301,567.90	15.35	615	79.99	8.164	91.30
40.01 - 45.00	675	164,024,357.84	20.93	624	80.81	8.043	92.50
45.01 - 50.00	708	175,962,784.16	22.46	613	81.13	8.055	94.71
50.01 - 55.00	491	126,528,994.19	16.15	611	80.23	7.894	91.44
55.01 - 60.00	138	39,760,606.69	5.07	608	79.82	7.650	91.55
Total:	3,330	$783,521,305.61	100.00%	616	80.39%	8.063%	91.44%

FIXED RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	414	$7,684,850.50	4.22%	614	98.87%	11.343%	100.00%
25,001 - 50,000	302	10,847,725.49	5.95	619	96.56	11.401	99.56
50,001 - 75,000	157	9,814,917.57	5.38	635	90.49	10.762	96.85
75,001 - 100,000	128	11,225,462.42	6.16	639	87.50	10.296	97.84
100,001 - 125,000	110	12,310,173.00	6.75	635	86.15	9.641	97.38
125,001 - 150,000	67	9,222,000.15	5.06	620	81.51	8.921	90.83
150,001 - 175,000	48	7,765,116.00	4.26	617	74.51	8.131	93.79
175,001 - 200,000	36	6,729,397.00	3.69	624	78.09	8.293	94.26
200,001 - 250,000	50	11,367,561.00	6.24	613	74.66	7.806	94.32
250,001 - 300,000	51	14,191,533.00	7.79	634	72.67	7.325	92.23
300,001 - 400,000	87	30,118,271.95	16.52	649	76.85	7.113	95.48
400,001 - 500,000	48	21,529,427.00	11.81	661	78.31	7.026	95.98
500,001 - 600,000	20	10,968,750.00	6.02	676	78.43	6.358	100.00
600,001 - 700,000	7	4,500,400.00	2.47	700	81.24	6.761	86.07
700,001 or greater	16	14,015,500.00	7.69	678	71.20	6.643	94.87
Total:	1,541	$182,291,085.08	100.00%	643	80.63%	8.248%	95.64%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	414	$7,667,605.56	4.22%	614	98.87%	11.343%	100.00%
25,001 - 50,000	304	10,930,700.82	6.01	619	96.42	11.393	99.56
50,001 - 75,000	156	9,770,797.22	5.37	634	90.54	10.766	96.85
75,001 - 100,000	128	11,231,640.58	6.18	639	87.38	10.281	97.84
100,001 - 125,000	110	12,313,398.83	6.77	636	86.17	9.617	96.37
125,001 - 150,000	68	9,368,154.41	5.15	619	82.00	8.898	92.33
150,001 - 175,000	46	7,448,870.06	4.10	617	73.68	8.160	93.54
175,001 - 200,000	36	6,712,253.73	3.69	624	78.09	8.293	94.26
200,001 - 250,000	50	11,341,270.70	6.24	613	74.66	7.806	94.32
250,001 - 300,000	52	14,454,584.33	7.95	633	72.66	7.303	92.39
300,001 - 400,000	87	30,153,227.13	16.58	650	76.87	7.113	94.17
400,001 - 500,000	47	21,061,611.90	11.58	660	78.38	7.036	97.80
500,001 - 600,000	20	10,933,076.69	6.01	676	78.43	6.358	100.00
600,001 - 700,000	7	4,488,028.43	2.47	700	81.24	6.761	86.07
700,001 or greater	16	13,992,937.31	7.69	678	71.20	6.643	94.87
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

FIXED RATE COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
FICO Not Provided	6	$282,396.21	0.16%	0	92.71%	11.090%	100.00%
500 - 500	1	82,934.00	0.05	500	39.34	12.390	100.00
501 - 525	26	3,915,428.05	2.15	510	70.82	9.785	95.54
526 - 550	41	4,494,937.95	2.47	540	69.89	9.603	100.00
551 - 575	67	8,877,322.51	4.88	567	78.34	8.549	96.97
576 - 600	306	23,520,513.37	12.93	588	80.57	9.016	98.54
601 - 625	370	34,871,398.81	19.17	615	80.98	8.630	95.05
626 - 650	286	32,115,732.10	17.66	637	81.49	8.427	98.67
651 - 675	184	21,460,391.10	11.80	662	84.03	8.321	92.02
676 - 700	120	22,019,506.99	12.11	689	82.44	7.442	92.51
701 - 725	64	12,893,968.15	7.09	711	82.21	7.130	91.84
726 - 750	39	7,133,279.69	3.92	736	83.34	7.794	91.82
751 - 775	18	4,947,758.03	2.72	763	79.19	6.781	100.00
776 - 800	12	4,868,590.74	2.68	783	65.02	6.000	100.00
801 - 825	1	384,000.00	0.21	803	80.00	5.375	100.00
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

ORIGINAL TERM

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	25	$1,859,054.65	1.02%	612	71.70%	8.786%	100.00%
181 - 240	24	1,967,532.15	1.08	615	87.07	9.218	100.00
301 - 360	1,492	178,041,570.90	97.90	643	80.65	8.231	95.54
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	25	$1,859,054.65	1.02%	612	71.70%	8.786%	100.00%
181 - 348	24	1,967,532.15	1.08	615	87.07	9.218	100.00
349 - 360	1,492	178,041,570.90	97.90	643	80.65	8.231	95.54
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

FIXED RATE COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,295	$142,622,406.30	78.42%	640	81.28%	8.322%	97.24%
PUD	116	20,043,881.30	11.02	656	76.71	7.642	93.19
2 Unit	50	9,217,791.92	5.07	641	76.26	8.186	88.19
Condo - 1-4 Stories	53	4,381,297.13	2.41	659	88.20	8.658	82.48
3-4 Units	9	3,191,150.83	1.75	660	81.27	8.279	75.52
Manuf. Housing	6	1,116,371.20	0.61	650	74.43	8.615	100.00
2-4 Family	8	1,055,331.40	0.58	662	78.98	7.594	100.00
Condo – 5+Stories	3	203,027.72	0.11	606	75.37	10.099	100.00
Condo Conversion	1	36,899.90	0.02	610	100.00	11.850	100.00
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	1,503	$173,930,692.73	95.64%	642	80.79%	8.263%	100.00%
Investment Prop.	24	4,961,239.48	2.73	650	74.25	8.007	0.00
Second Home	14	2,976,225.49	1.64	674	82.34	7.754	0.00
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi. – Cashout	543	$111,561,364.73	61.34%	640	75.41%	7.612%	96.03%
Purchase	863	51,578,778.20	28.36	656	92.57	9.720	94.42
Refi. – Rate/Term	135	18,728,014.77	10.30	625	78.89	7.981	96.61
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

FIXED RATE COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	36	$8,215,734.42	4.52%	659	44.09%	6.914%	91.81%
50.01 - 60.00	52	12,694,414.28	6.98	633	56.63	7.124	97.67
60.01 - 70.00	117	25,902,244.73	14.24	633	65.96	7.268	92.63
70.01 - 80.00	220	48,197,971.30	26.50	647	77.76	7.337	96.74
80.01 - 90.00	154	36,903,195.25	20.29	642	86.84	8.013	91.81
90.01 - 100.00	962	49,954,597.72	27.47	644	98.54	10.312	99.07
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	36	$8,215,734.42	4.52%	659	44.09%	6.914%	91.81%
50.01 - 60.00	50	12,269,376.67	6.75	633	56.53	7.136	97.59
60.01 - 70.00	118	26,028,132.55	14.31	633	65.92	7.271	92.66
70.01 - 75.00	54	13,928,041.72	7.66	646	74.03	7.105	95.35
75.01 - 80.00	114	25,817,232.84	14.20	645	78.84	7.240	96.42
80.01 - 85.00	85	19,529,856.03	10.74	637	84.31	7.868	97.52
85.01 - 90.00	69	17,462,507.16	9.60	650	89.47	8.108	85.46
90.01 - 95.00	103	13,419,632.17	7.38	630	94.17	8.725	96.90
95.01 - 100.00	912	45,197,644.14	24.85	650	96.33	10.358	99.89
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

FIXED RATE COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	247	$62,360,798.83	34.29%	674	76.01%	7.219%	95.36%
New York	100	22,804,556.06	12.54	654	80.06	7.843	94.58
Florida	131	15,872,594.82	8.73	621	80.19	8.381	85.64
Texas	188	10,655,608.32	5.86	609	87.59	9.660	96.20
Massachusetts	63	8,625,008.09	4.74	651	80.92	8.693	97.39
Virginia	60	6,418,830.77	3.53	615	80.25	8.690	100.00
New Jersey	28	4,858,099.37	2.67	612	70.47	8.461	100.00
Pennsylvania	50	4,857,980.78	2.67	627	83.30	8.443	98.94
Michigan	73	4,235,447.75	2.33	600	89.11	9.804	100.00
Georgia	43	2,796,131.77	1.54	638	91.49	10.036	96.42
Other	558	38,383,101.14	21.10	618	85.96	9.185	98.05
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%
Number of States Represented: 43 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc.	1,156	$110,545,799.43	60.78%	630	82.02%	8.446%	97.80%
Stated Doc.	372	68,505,753.50	37.67	662	78.26	7.936	92.54
Lite Doc.	6	1,572,313.13	0.86	673	84.36	7.732	100.00
No Doc.	7	1,244,291.64	0.68	695	83.85	8.461	68.40
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

FIXED RATE COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	35	$17,040,047.11	9.37%	723	66.17%	5.387%	94.58%
5.501 - 6.000	4	949,915.93	0.52	634	78.15	5.804	100.00
6.001 - 6.500	52	20,789,806.62	11.43	666	71.59	6.398	94.85
6.501 - 7.000	73	22,751,842.48	12.51	645	75.62	6.840	94.95
7.001 - 7.500	70	19,654,620.35	10.81	638	77.19	7.294	100.00
7.501 - 8.000	83	20,547,447.23	11.30	630	77.57	7.813	95.46
8.001 - 8.500	68	13,514,865.52	7.43	634	82.69	8.287	91.92
8.501 - 9.000	88	10,875,224.54	5.98	610	79.82	8.750	93.62
9.001 - 9.500	83	9,782,165.06	5.38	627	87.47	9.242	88.61
9.501 - 10.000	68	4,669,418.72	2.57	618	86.53	9.784	93.09
10.001 - 10.500	95	7,207,169.88	3.96	673	94.35	10.260	96.32
10.501 - 11.000	166	9,217,232.59	5.07	633	93.03	10.733	100.00
11.001 - 11.500	135	6,296,855.19	3.46	615	94.06	11.254	97.22
11.501 - 12.000	252	9,996,153.83	5.50	609	94.48	11.740	97.99
12.001 - 12.500	190	5,870,459.47	3.23	596	96.05	12.192	100.00
12.501 - 13.000	75	2,533,060.72	1.39	596	96.79	12.608	100.00
13.001 - 13.500	3	144,888.09	0.08	610	80.99	13.050	100.00
13.501 - 14.000	1	26,984.37	0.01	588	100.00	13.800	100.00
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	733	$43,782,694.48	24.07%	629	86.71%	9.775%	99.35%
12	75	22,209,980.65	12.21	650	78.27	7.580	93.58
24	267	14,501,551.97	7.97	653	97.97	10.801	100.00
30	1	158,545.22	0.09	651	95.00	8.925	100.00
36	465	101,215,385.38	55.65	646	76.02	7.367	93.85
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

FIXED RATE COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
15 Yr Fixed	25	$1,859,054.65	1.02%	612	71.70%	8.786%	100.00%
20 Yr Fixed	24	1,967,532.15	1.08	615	87.07	9.218	100.00
30 Yr Fixed	1,361	133,883,310.16	73.62	639	81.81	8.626	94.07
30 Yr Fixed - IO 5 Yr	25	12,461,007.43	6.85	684	69.96	6.407	100.00
Balloon 40/30	106	31,697,253.31	17.43	646	79.98	7.280	100.00
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA+	1,370	$157,217,953.68	86.45%	651	81.51%	8.176%	95.55%
AA	102	13,858,803.54	7.62	606	77.62	8.325	97.73
A	42	7,452,777.10	4.10	569	74.23	8.937	92.63
B	21	2,353,243.69	1.29	578	71.44	9.447	96.60
C	4	778,545.14	0.43	551	55.65	10.084	100.00
CC	2	206,834.55	0.11	517	43.80	12.366	100.00
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

FIXED RATE COLLATERAL

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	565	$140,834,996.76	77.44%	643	75.82%	7.417%	94.46%
Second Lien	976	41,033,160.94	22.56	643	97.15	11.099	99.68
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

DEBT-TO-INCOME RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
DTI Not Provided	5	$1,064,212.45	0.59%	687	81.41%	8.288%	63.06%
0.01 - 5.00	1	51,644.93	0.03	694	75.00	7.990	0.00
5.01 - 10.00	3	162,579.86	0.09	651	99.38	11.190	100.00
10.01 - 15.00	6	784,914.21	0.43	616	58.34	7.916	81.11
15.01 - 20.00	22	2,201,189.48	1.21	634	81.59	8.869	94.36
20.01 - 25.00	54	6,767,100.30	3.72	659	69.71	7.256	100.00
25.01 - 30.00	101	8,914,292.19	4.90	646	75.08	8.291	96.03
30.01 - 35.00	170	17,017,816.41	9.36	630	82.25	8.344	95.59
35.01 - 40.00	231	25,287,293.66	13.90	640	79.47	8.276	95.32
40.01 - 45.00	322	36,433,538.06	20.03	644	82.15	8.403	97.00
45.01 - 50.00	324	41,223,654.95	22.67	646	82.44	8.293	92.80
50.01 - 55.00	241	31,499,262.63	17.32	646	82.73	8.221	98.22
55.01 - 60.00	61	10,460,658.57	5.75	631	74.98	7.834	96.99
Total:	1,541	$181,868,157.70	100.00%	643	80.63%	8.248%	95.64%

INTEREST ONLY COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	1	$73,000.00	0.04%	586	54.68%	9.200%	100.00%
75,001 - 100,000	5	462,704.00	0.27	617	80.00	8.591	81.67
100,001 - 125,000	16	1,800,197.00	1.06	621	75.00	8.017	100.00
125,001 - 150,000	17	2,320,839.00	1.37	630	80.09	7.856	100.00
150,001 - 175,000	25	4,050,790.00	2.39	641	78.91	8.050	100.00
175,001 - 200,000	25	4,765,190.00	2.81	637	82.13	8.018	100.00
200,001 - 250,000	44	9,998,410.00	5.90	637	77.65	7.549	100.00
250,001 - 300,000	57	15,664,793.00	9.24	639	78.45	7.314	98.31
300,001 - 400,000	123	42,390,096.60	25.01	648	83.51	7.257	100.00
400,001 - 500,000	73	33,070,910.95	19.51	661	82.58	7.299	100.00
500,001 - 600,000	36	19,429,856.00	11.46	658	83.12	7.126	100.00
600,001 - 700,000	12	7,983,200.00	4.71	647	83.51	7.651	100.00
700,001 or greater	28	27,478,141.00	16.21	644	74.56	6.892	100.00
Total:	462	$169,488,127.55	100.00%	648	80.71%	7.293%	99.79%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	1	$73,000.00	0.04%	586	54.68%	9.200%	100.00%
75,001 - 100,000	5	462,702.30	0.27	617	80.00	8.591	81.67
100,001 - 125,000	16	1,800,142.50	1.06	621	75.00	8.017	100.00
125,001 - 150,000	17	2,320,806.10	1.37	630	80.09	7.856	100.00
150,001 - 175,000	25	4,049,497.60	2.39	641	78.91	8.050	100.00
175,001 - 200,000	25	4,764,505.62	2.81	637	82.13	8.018	100.00
200,001 - 250,000	44	9,997,871.90	5.90	637	77.65	7.549	100.00
250,001 - 300,000	57	15,664,395.35	9.24	639	78.45	7.314	98.31
300,001 - 400,000	123	42,386,356.76	25.01	648	83.51	7.257	100.00
400,001 - 500,000	73	33,067,552.60	19.51	661	82.58	7.299	100.00
500,001 - 600,000	36	19,426,930.63	11.46	658	83.12	7.126	100.00
600,001 - 700,000	12	7,983,160.38	4.71	647	83.51	7.651	100.00
700,001 or greater	28	27,477,300.57	16.21	644	74.56	6.892	100.00
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

INTEREST ONLY COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
551 - 575	7	$2,465,688.67	1.45%	566	76.08%	8.130%	100.00%
576 - 600	67	23,601,239.59	13.93	589	76.36	7.587	99.64
601 - 625	103	31,359,030.36	18.50	613	81.07	7.504	100.00
626 - 650	110	42,444,210.25	25.04	637	83.00	7.339	100.00
651 - 675	65	24,452,844.63	14.43	663	80.86	7.319	100.00
676 - 700	59	25,619,778.22	15.12	686	81.49	7.000	98.96
701 - 725	17	6,240,037.49	3.68	710	87.32	7.417	100.00
726 - 750	14	5,190,383.95	3.06	738	82.87	6.791	100.00
751 - 775	11	4,048,093.08	2.39	763	79.54	6.460	100.00
776 - 800	8	3,668,916.07	2.16	780	62.87	5.986	100.00
801 - 825	1	384,000.00	0.23	803	80.00	5.375	100.00
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

ORIGINAL TERM

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
301 - 360	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term ( in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
349 - 360	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

INTEREST ONLY COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	345	$126,319,094.88	74.54%	647	80.83%	7.274%	99.72%
PUD	63	23,508,992.96	13.87	651	77.81	7.167	100.00
2 Unit	28	11,524,140.17	6.80	661	83.34	7.495	100.00
Condo - 1-4 Stories	23	6,523,994.30	3.85	633	83.63	7.697	100.00
3-4 Units	3	1,598,000.00	0.94	653	83.29	7.514	100.00
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	460	$169,123,924.00	99.79%	648	80.70%	7.290%	100.00%
Investment Prop.	1	265,500.00	0.16	677	89.70	8.500	0.00
Second Home	1	84,798.31	0.05	582	80.00	9.100	0.00
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi. – Cashout	241	$94,158,847.23	55.56%	642	78.41%	7.193%	99.72%
Purchase	198	66,037,452.63	38.97	662	83.30	7.418	99.87
Refi. – Rate/Term	23	9,277,922.45	5.47	621	85.70	7.419	100.00
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

INTEREST ONLY COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	8	$2,894,522.07	1.71%	716	40.16%	6.041%	100.00%
50.01 - 60.00	16	5,523,568.82	3.26	645	54.75	6.697	100.00
60.01 - 70.00	32	14,680,197.97	8.66	630	66.21	6.842	100.00
70.01 - 80.00	243	84,065,961.55	49.60	651	78.75	7.228	99.90
80.01 - 90.00	98	38,189,865.53	22.53	641	88.22	7.499	99.30
90.01 - 100.00	65	24,120,106.37	14.23	655	95.28	7.753	100.00
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	8	$2,894,522.07	1.71%	716	40.16%	6.041%	100.00%
50.01 - 60.00	15	5,113,607.80	3.02	642	54.44	6.752	100.00
60.01 - 70.00	30	13,313,337.18	7.86	631	66.13	6.862	100.00
70.01 - 75.00	34	15,904,406.84	9.38	621	73.02	7.161	100.00
75.01 - 80.00	60	25,295,539.10	14.93	648	79.37	7.049	99.66
80.01 - 85.00	31	10,618,438.10	6.27	632	84.46	7.388	100.00
85.01 - 90.00	68	27,856,426.43	16.44	647	89.35	7.520	99.05
90.01 - 95.00	62	23,195,511.02	13.69	655	93.65	7.706	100.00
95.01 - 100.00	154	45,282,433.77	26.72	661	81.18	7.370	100.00
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

INTEREST ONLY COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	203	$90,219,666.71	53.24%	656	79.69%	6.975%	100.00%
New York	34	14,423,539.74	8.51	668	80.70	7.264	100.00
Florida	48	13,372,704.66	7.89	628	81.05	7.658	100.00
Massachusetts	32	10,370,587.86	6.12	644	77.74	7.568	100.00
Virginia	24	8,637,577.54	5.10	622	80.55	7.458	100.00
New Jersey	18	6,273,697.97	3.70	643	86.01	7.933	100.00
Nevada	13	3,896,957.95	2.30	648	84.50	7.496	100.00
Maryland	10	3,090,362.24	1.82	627	87.27	7.747	100.00
Georgia	13	2,803,950.37	1.65	621	82.97	8.261	100.00
Illinois	6	2,439,087.28	1.44	648	82.10	8.161	100.00
Other	61	13,946,089.99	8.23	632	83.73	7.932	97.49
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%
Number of States Represented: 29 and the District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc.	220	$86,538,546.39	51.06%	657	79.02%	7.319%	99.90%
Full Doc.	238	80,978,427.94	47.78	638	82.34	7.243	99.67
No Doc.	2	1,101,750.00	0.65	714	90.95	8.459	100.00
Lite Doc.	2	855,497.98	0.50	664	84.16	7.892	100.00
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

INTEREST ONLY COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	9	$4,854,994.78	2.86%	731	62.95%	5.413%	100.00%
5.501 - 6.000	16	5,938,288.76	3.50	685	79.20	5.881	100.00
6.001 - 6.500	39	17,174,941.13	10.13	669	75.24	6.350	100.00
6.501 - 7.000	105	43,559,404.51	25.70	648	78.93	6.803	100.00
7.001 - 7.500	97	36,240,302.67	21.38	645	79.93	7.290	100.00
7.501 - 8.000	84	30,808,832.67	18.18	639	84.94	7.790	100.00
8.001 - 8.500	58	16,714,647.28	9.86	638	85.38	8.274	98.41
8.501 - 9.000	37	9,682,436.20	5.71	624	86.93	8.751	100.00
9.001 - 9.500	13	3,647,374.31	2.15	624	86.58	9.301	97.68
9.501 - 10.000	4	853,000.00	0.50	625	86.35	9.636	100.00
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
11.001 - 11.500	2	$523,000.00	0.33%	652	54.74%	5.500%	100.00%
11.501 - 12.000	17	7,043,150.55	4.49	675	77.44	5.986	100.00
12.001 - 12.500	35	13,929,121.22	8.87	669	77.34	6.321	100.00
12.501 - 13.000	96	39,259,672.44	25.00	649	79.49	6.807	100.00
13.001 - 13.500	96	35,663,969.09	22.71	644	79.94	7.289	100.00
13.501 - 14.000	82	30,152,913.79	19.20	638	84.88	7.795	100.00
14.001 - 14.500	56	16,378,497.28	10.43	639	85.62	8.244	98.38
14.501 - 15.000	36	9,562,516.20	6.09	624	87.02	8.748	100.00
15.001 - 15.500	13	3,647,374.31	2.32	624	86.58	9.301	97.68
15.501 - 16.000	4	853,000.00	0.54	625	86.35	9.636	100.00
Total:	437	$157,013,214.88	100.00%	645	81.56%	7.363%	99.78%

INTEREST ONLY COLLATERAL

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
3.501 - 4.000	3	$1,040,950.82	0.66%	712	83.87%	5.770%	100.00%
4.001 - 4.500	4	1,396,961.02	0.89	668	60.76	6.423	100.00
4.501 - 5.000	34	13,234,160.02	8.43	695	78.06	6.316	100.00
5.001 - 5.500	91	38,132,236.15	24.29	651	76.92	6.813	100.00
5.501 - 6.000	133	47,588,280.13	30.31	644	80.83	7.285	100.00
6.001 - 6.500	101	34,943,115.42	22.25	633	85.16	7.852	99.24
6.501 - 7.000	45	13,550,070.75	8.63	621	88.75	8.354	100.00
7.001 - 7.500	23	5,855,434.57	3.73	635	90.72	8.866	98.55
7.501 - 8.000	3	1,272,006.00	0.81	593	88.21	9.161	100.00
Total:	437	$157,013,214.88	100.00%	645	81.56%	7.363%	99.78%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	25	$12,461,007.43	7.35%	684	69.96%	6.407%	100.00%
2007-10	2	1,271,247.98	0.75	672	78.51	7.215	100.00
2007-11	9	4,027,178.67	2.38	622	80.99	7.314	100.00
2007-12	136	49,737,893.62	29.35	645	81.18	7.187	100.00
2008-01	236	79,882,974.87	47.14	643	83.16	7.595	99.56
2008-02	1	504,000.00	0.30	630	80.00	8.250	100.00
2008-12	3	1,876,517.99	1.11	657	78.35	7.084	100.00
2009-01	4	2,046,000.00	1.21	638	68.65	7.465	100.00
2010-11	1	375,000.00	0.22	622	75.00	6.850	100.00
2010-12	22	9,774,443.80	5.77	657	77.21	6.651	100.00
2011-01	22	7,355,457.95	4.34	669	79.09	7.033	100.00
2020-12	1	162,500.00	0.10	661	43.92	7.750	100.00
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

INTEREST ONLY COLLATERAL

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	96	$33,942,594.80	20.03%	638	81.56%	7.847%	99.22%
12	40	16,647,605.87	9.82	664	81.41	7.357	100.00
24	261	91,004,910.65	53.70	644	82.33	7.285	99.91
36	65	27,879,110.99	16.45	665	73.97	6.606	100.00
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
30 Yr Fixed- IO 5 Yr	25	$12,461,007.43	7.35%	684	69.96%	6.407%	100.00%
ARM 15/30 - IO 5 Yr	1	162,500.00	0.10	661	43.92	7.750	100.00
ARM 2/28- IO 5Yr	384	135,423,295.14	79.91	643	82.32	7.436	99.74
ARM 3/27- IO 5Yr	7	3,922,517.99	2.31	647	73.29	7.283	100.00
ARM 5/25- IO 5Yr	45	17,504,901.75	10.33	661	77.95	6.816	100.00
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA+	434	$160,084,018.21	94.46%	650	80.43%	7.270%	99.78%
AA	27	9,245,304.10	5.46	624	85.45	7.691	100.00
A	1	144,900.00	0.09	641	90.00	7.900	100.00
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

INTEREST ONLY COLLATERAL

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

DEBT-TO-INCOME RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
DTI Not Provided	2	$1,101,750.00	0.65%	714	90.95%	8.459%	100.00%
5.01 - 10.00	3	1,020,980.00	0.60	591	84.80	8.050	100.00
15.01 - 20.00	6	1,880,789.93	1.11	614	84.02	7.439	95.49
20.01 - 25.00	8	4,140,446.26	2.44	674	78.47	6.996	100.00
25.01 - 30.00	20	6,279,936.66	3.71	640	77.25	7.571	100.00
30.01 - 35.00	23	8,408,076.09	4.96	655	76.60	7.218	100.00
35.01 - 40.00	69	27,038,431.99	15.95	652	79.79	7.137	100.00
40.01 - 45.00	112	39,043,776.48	23.04	656	82.21	7.294	99.32
45.01 - 50.00	111	40,642,227.30	23.98	645	81.76	7.325	100.00
50.01 - 55.00	76	26,676,627.09	15.74	644	80.62	7.431	100.00
55.01 - 60.00	32	13,241,180.51	7.81	635	78.44	7.066	100.00
Total:	462	$169,474,222.31	100.00%	648	80.71%	7.293%	99.79%

SECOND LIEN COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	421	$7,805,355.50	18.90%	613	98.88%	11.341%	100.00%
25,001 - 50,000	298	10,629,525.49	25.73	619	97.30	11.442	99.55
50,001 - 75,000	119	7,406,675.57	17.93	655	96.40	10.940	100.00
75,001 - 100,000	81	7,011,277.42	16.97	667	96.12	10.873	98.82
100,001 - 125,000	44	4,928,884.00	11.93	673	98.25	10.837	100.00
125,001 - 150,000	14	1,896,128.00	4.59	673	99.16	10.625	100.00
150,001 - 175,000	3	502,000.00	1.22	650	81.62	9.832	100.00
175,001 - 200,000	4	745,500.00	1.80	664	96.45	11.096	100.00
300,001 - 400,000	1	382,900.00	0.93	650	90.00	11.200	100.00
Total:	985	$41,308,245.98	100.00%	643	97.16%	11.098%	99.68%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	421	$7,787,805.36	18.88%	613	98.88%	11.341%	100.00%
25,001 - 50,000	300	10,713,042.54	25.98	619	97.15	11.433	99.55
50,001 - 75,000	117	7,293,019.76	17.69	655	96.60	10.946	100.00
75,001 - 100,000	81	7,001,834.91	16.98	667	96.12	10.873	98.82
100,001 - 125,000	44	4,920,925.16	11.93	673	98.25	10.837	100.00
125,001 - 150,000	14	1,893,024.74	4.59	673	99.16	10.625	100.00
150,001 - 175,000	3	501,290.21	1.22	650	81.62	9.832	100.00
175,001 - 200,000	4	744,620.06	1.81	664	96.45	11.096	100.00
300,001 - 400,000	1	382,504.23	0.93	650	90.00	11.200	100.00
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

SECOND LIEN COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
FICO Not Provided	4	$98,294.94	0.24%	0	100.00%	11.224%	100.00%
501 - 525	1	17,684.32	0.04	506	95.00	11.900	100.00
526 - 550	6	190,659.87	0.46	546	71.03	11.593	100.00
551 - 575	27	787,566.22	1.91	568	94.56	12.261	100.00
576 - 600	232	6,674,140.16	16.18	589	96.63	11.992	100.00
601 - 625	255	8,352,149.46	20.25	613	96.77	11.581	100.00
626 - 650	197	9,011,438.09	21.85	639	95.39	11.162	99.08
651 - 675	120	5,933,276.87	14.39	662	98.54	10.766	99.20
676 - 700	72	4,882,541.51	11.84	685	99.29	10.345	100.00
701 - 725	36	2,492,402.58	6.04	712	99.11	9.982	100.00
726 - 750	22	1,880,729.66	4.56	739	99.57	9.985	100.00
751 - 775	8	521,136.29	1.26	757	99.39	9.795	100.00
776 - 800	5	396,047.00	0.96	787	98.22	10.101	100.00
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

ORIGINAL TERM

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	12	$298,393.40	0.72%	657	95.13%	10.937%	100.00%
181 - 240	17	687,834.50	1.67	640	93.73	11.215	100.00
301 - 360	956	40,251,839.07	97.61	643	97.23	11.098	99.68
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

SECOND LIEN COLLATERAL

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	12	$298,393.40	0.72%	657	95.13%	10.937%	100.00%
181 - 348	17	687,834.50	1.67	640	93.73	11.215	100.00
349 - 360	956	40,251,839.07	97.61	643	97.23	11.098	99.68
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	839	$34,022,356.32	82.50%	641	96.96%	11.124%	99.62%
PUD	68	3,419,981.54	8.29	641	98.89	11.194	100.00
2 Unit	26	1,685,434.85	4.09	678	97.26	10.693	100.00
Condo - 1-4 Stories	43	1,683,442.67	4.08	643	98.20	10.840	100.00
2-4 Family	5	274,986.43	0.67	704	100.00	10.395	100.00
Condo – 5+Stories	2	89,507.86	0.22	606	79.19	11.873	100.00
Condo Conversion	1	36,899.90	0.09	610	100.00	11.850	100.00
3-4 Units	1	25,457.40	0.06	620	80.08	11.700	100.00
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	983	$41,107,873.96	99.68%	643	97.18%	11.098%	100.00%
Second Home	2	130,193.01	0.32	646	89.87	11.241	0.00
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

SECOND LIEN COLLATERAL

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	767	$29,493,032.81	71.52%	646	99.79%	11.080%	99.84%
Refi. – Cashout	153	9,397,476.96	22.79	636	89.34	11.186	99.12
Refi. – Rate/Term	65	2,347,557.20	5.69	630	95.39	10.976	100.00
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	2	$109,864.74	0.27%	564	44.50%	11.503%	100.00%
50.01 - 60.00	5	141,042.82	0.34	591	52.65	12.402	100.00
60.01 - 70.00	16	996,700.89	2.42	622	65.12	10.588	100.00
70.01 - 80.00	13	641,025.16	1.55	622	77.98	11.341	100.00
80.01 - 90.00	38	2,977,657.22	7.22	629	85.93	11.466	97.23
90.01 - 100.00	911	36,371,776.14	88.20	645	99.63	11.072	99.87
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	2	$109,864.74	0.27%	564	44.50%	11.503%	100.00%
50.01 - 60.00	5	141,042.82	0.34	591	52.65	12.402	100.00
60.01 - 70.00	16	996,700.89	2.42	622	65.12	10.588	100.00
70.01 - 75.00	2	82,917.45	0.20	626	73.92	11.399	100.00
75.01 - 80.00	11	558,107.71	1.35	621	78.58	11.332	100.00
80.01 - 85.00	26	1,985,628.19	4.82	626	84.06	11.401	95.85
85.01 - 90.00	12	992,029.03	2.41	636	89.68	11.598	100.00
90.01 - 95.00	56	2,246,817.22	5.45	653	94.54	10.865	100.00
95.01 - 100.00	855	34,124,958.92	82.75	645	99.96	11.085	99.86
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

SECOND LIEN COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	124	$11,619,057.51	28.18%	666	95.83%	10.804%	100.00%
Texas	132	3,298,823.36	8.00	611	99.97	11.617	100.00
Florida	65	2,699,817.88	6.55	645	95.67	11.091	98.23
New York	38	2,614,346.93	6.34	684	95.37	10.622	100.00
Massachusetts	39	2,261,131.12	5.48	663	94.35	10.933	96.35
Virginia	39	1,566,866.35	3.80	631	97.59	11.253	100.00
Michigan	55	1,530,315.65	3.71	613	99.64	11.739	100.00
Georgia	35	1,269,577.27	3.08	617	99.69	11.697	100.00
North Carolina	38	1,181,143.18	2.86	621	99.82	11.439	100.00
Ohio	41	940,360.47	2.28	616	100.00	11.608	100.00
Other	379	12,256,627.25	29.72	629	97.79	11.138	100.00
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%
Number of States Represented: 44 and the District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc.	789	$26,548,610.51	64.38%	625	98.31%	11.188%	99.82%
Stated Doc.	191	14,166,724.47	34.35	675	94.92	10.947	99.42
Lite Doc.	3	342,652.80	0.83	659	100.00	11.314	100.00
No Doc.	2	180,079.19	0.44	746	98.24	9.484	100.00
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

SECOND LIEN COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
8.001 - 8.500	14	$295,446.68	0.72%	607	99.71%	8.328%	100.00%
8.501 - 9.000	23	912,541.42	2.21	647	91.01	8.811	100.00
9.001 - 9.500	38	2,271,169.75	5.51	702	96.81	9.269	100.00
9.501 - 10.000	41	1,749,505.63	4.24	692	99.28	9.795	100.00
10.001 - 10.500	83	5,754,033.33	13.95	698	98.20	10.258	99.17
10.501 - 11.000	149	7,298,635.41	17.70	662	97.60	10.731	100.00
11.001 - 11.500	131	5,642,435.93	13.68	623	96.23	11.245	100.00
11.501 - 12.000	238	8,913,967.98	21.62	621	96.78	11.735	99.07
12.001 - 12.500	189	5,695,397.66	13.81	599	97.97	12.184	100.00
12.501 - 13.000	75	2,533,060.72	6.14	596	96.79	12.608	100.00
13.001 - 13.500	3	144,888.09	0.35	610	80.99	13.050	100.00
13.501 - 14.000	1	26,984.37	0.07	588	100.00	13.800	100.00
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	630	$22,723,408.62	55.10%	636	97.51%	11.210%	99.43%
12	8	586,154.61	1.42	670	97.22	10.872	100.00
24	261	13,675,535.55	33.16	656	99.15	10.977	100.00
36	86	4,252,968.19	10.31	633	88.92	10.927	100.00
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

SECOND LIEN COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
15 Yr Fixed	12	$298,393.40	0.72%	657	95.13%	10.937%	100.00%
20 Yr Fixed	17	687,834.50	1.67	640	93.73	11.215	100.00
30 Yr Fixed	947	40,046,933.04	97.11	643	97.22	11.098	99.67
ARM 15/15	9	204,906.03	0.50	617	99.36	11.083	100.00
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA+	921	$38,527,200.08	93.43%	644	97.29%	11.073%	99.66
AA	52	2,326,919.12	5.64	629	95.93	11.452	100.00
A	6	160,013.36	0.39	620	92.95	11.117	100.00%
B	6	223,934.41	0.54	604	91.27	11.820	100.00
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

SECOND LIEN COLLATERAL

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Second Lien	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

DEBT-TO-INCOME RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.01 - 10.00	3	$162,579.86	0.39%	651	99.38%	11.190%	100.00%
10.01 - 15.00	3	68,501.75	0.17	335	100.00	11.073	100.00
15.01 - 20.00	12	576,784.03	1.40	664	96.03	10.632	100.00
20.01 - 25.00	34	846,678.60	2.05	625	98.98	11.526	100.00
25.01 - 30.00	63	2,004,620.73	4.86	635	97.18	11.078	100.00
30.01 - 35.00	112	3,781,699.94	9.17	631	98.03	11.245	100.00
35.01 - 40.00	151	5,559,951.30	13.48	641	97.10	11.268	98.52
40.01 - 45.00	209	9,718,893.75	23.57	658	97.11	10.982	100.00
45.01 - 50.00	214	9,953,103.39	24.14	643	96.31	10.995	99.52
50.01 - 55.00	156	7,092,146.99	17.20	638	97.56	11.170	100.00
55.01 - 60.00	28	1,473,106.63	3.57	629	98.25	11.159	100.00
Total:	985	$41,238,066.97	100.00%	643	97.16%	11.098%	99.68%

SILENT SECOND COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	45	$2,984,301.00	1.77%	598	80.20%	9.055%	100.00%
75,001 - 100,000	113	10,013,300.76	5.94	610	79.98	8.845	99.17
100,001 - 125,000	142	15,876,858.20	9.42	614	79.97	8.352	100.00
125,001 - 150,000	113	15,377,189.15	9.13	617	79.74	8.272	100.00
150,001 - 175,000	71	11,567,784.80	6.87	626	80.25	8.020	98.57
175,001 - 200,000	65	12,252,302.80	7.27	634	80.00	7.913	100.00
200,001 - 250,000	64	14,405,342.70	8.55	648	79.99	7.814	96.96
250,001 - 300,000	72	19,655,982.00	11.67	657	79.33	7.297	100.00
300,001 - 400,000	83	28,558,275.00	16.95	665	79.90	7.287	98.66
400,001 - 500,000	51	22,970,128.00	13.63	680	79.62	7.045	100.00
500,001 - 600,000	16	8,877,520.00	5.27	658	80.56	6.865	100.00
600,001 - 700,000	4	2,590,000.00	1.54	638	66.33	7.725	100.00
700,001 or greater	4	3,369,000.00	2.00	615	76.06	6.987	100.00
Total:	843	$168,497,984.41	100.00%	644	79.59%	7.689%	99.37%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	45	$2,979,339.04	1.77%	598	80.20%	9.055%	100.00%
75,001 - 100,000	113	9,997,229.69	5.94	610	79.98	8.845	99.17
100,001 - 125,000	143	15,975,000.49	9.49	614	79.97	8.344	100.00
125,001 - 150,000	112	15,227,690.07	9.05	617	79.74	8.280	100.00
150,001 - 175,000	71	11,548,336.24	6.86	626	80.25	8.020	98.57
175,001 - 200,000	65	12,232,861.12	7.27	634	80.00	7.913	100.00
200,001 - 250,000	65	14,635,485.06	8.70	648	79.99	7.775	97.01
250,001 - 300,000	72	19,682,220.59	11.70	656	79.34	7.323	100.00
300,001 - 400,000	82	28,226,394.71	16.77	665	79.90	7.285	98.65
400,001 - 500,000	51	22,940,960.22	13.63	680	79.62	7.045	100.00
500,001 - 600,000	16	8,869,748.00	5.27	658	80.56	6.865	100.00
600,001 - 700,000	4	2,587,997.82	1.54	638	66.33	7.725	100.00
700,001 or greater	4	3,367,852.17	2.00	615	76.06	6.987	100.00
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

SILENT SECOND COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
FICO Not Provided	2	$152,549.31	0.09%	0	85.60%	11.450%	100.00%
501 - 525	3	288,261.65	0.17	507	75.51	9.853	100.00
526 - 550	7	1,138,698.31	0.68	538	75.21	8.635	100.00
551 - 575	34	4,926,061.78	2.93	569	80.24	8.614	100.00
576 - 600	173	26,716,111.60	15.88	589	78.83	8.321	100.00
601 - 625	212	37,072,898.03	22.03	613	79.53	7.874	100.00
626 - 650	158	28,186,760.48	16.75	638	80.11	7.817	100.00
651 - 675	110	27,197,350.13	16.16	662	79.51	7.391	99.39
676 - 700	70	20,847,793.21	12.39	686	79.71	7.149	95.67
701 - 725	31	8,203,690.92	4.88	710	79.67	7.073	100.00
726 - 750	19	6,297,741.48	3.74	737	80.47	7.050	100.00
751 - 775	14	3,805,649.42	2.26	760	80.00	6.936	100.00
776 - 800	9	3,053,548.90	1.81	785	80.00	7.025	100.00
801 - 825	1	384,000.00	0.23	803	80.00	5.375	100.00
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

ORIGINAL TERM

Original Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
301 - 360	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (in months)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
349 - 360	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

SILENT SECOND COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	674	$129,555,532.52	76.99%	643	79.58%	7.703%	99.66%
PUD	101	21,799,894.76	12.96	630	79.39	7.742	97.11
2 Unit	28	8,176,849.12	4.86	692	80.00	7.260	100.00
Condo - 1-4 Stories	33	7,098,561.02	4.22	649	80.00	7.819	100.00
2-4 Family	3	921,642.25	0.55	669	81.39	7.187	100.00
Condo Conversion	2	314,616.24	0.19	623	80.00	8.306	100.00
3-4 Units	1	272,289.50	0.16	705	70.00	6.740	100.00
Condo – 5+Stories	1	131,729.81	0.08	636	80.00	7.950	100.00
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	838	$167,204,111.81	99.37%	644	79.57%	7.682%	100.00%
Investment Prop.	2	599,865.38	0.36	688	84.72	9.518	0.00
Second Home	3	467,138.03	0.28	686	80.00	7.864	0.00
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	683	$131,150,817.52	77.94%	647	80.08%	7.713%	99.48%
Refi. – Cashout	126	31,344,046.30	18.63	636	77.58	7.537	98.78
Refi. – Rate/Term	34	5,776,251.40	3.43	622	79.38	7.949	100.00
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

SILENT SECOND COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	1	$669,349.89	0.40%	580	27.13%	7.600%	100.00%
50.01 - 60.00	3	834,998.63	0.50	659	59.09	6.394	100.00
60.01 - 70.00	6	2,326,775.14	1.38	625	67.12	6.970	100.00
70.01 - 80.00	822	162,053,972.12	96.31	645	79.96	7.692	99.58
80.01 - 90.00	9	2,228,326.38	1.32	615	87.64	8.582	82.90
90.01 - 100.00	2	157,693.06	0.09	587	94.89	9.629	100.00
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	1	$669,349.89	0.40%	580	27.13%	7.600%	100.00%
60.01 - 70.00	2	445,717.60	0.26	549	61.71	6.895	100.00
70.01 - 75.00	2	1,514,822.81	0.90	637	65.45	6.401	100.00
75.01 - 80.00	3	681,722.01	0.41	656	65.73	7.436	100.00
80.01 - 85.00	1	374,238.58	0.22	619	74.85	7.990	100.00
85.01 - 90.00	3	738,152.54	0.44	729	73.39	6.359	100.00
90.01 - 95.00	44	10,516,120.17	6.25	641	81.04	8.072	94.29
95.01 - 100.00	787	153,330,991.62	91.12	645	80.01	7.685	99.70
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

SILENT SECOND COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	120	$44,923,408.38	26.70%	666	78.50%	7.044%	99.51%
Florida	69	13,217,588.44	7.85	644	80.20	7.869	97.12
Texas	103	12,651,529.84	7.52	608	80.01	8.425	100.00
Massachusetts	46	12,323,114.97	7.32	669	80.01	7.537	100.00
New York	34	11,815,001.63	7.02	693	79.89	7.005	100.00
Michigan	49	5,905,620.60	3.51	604	80.07	8.664	100.00
Virginia	27	5,715,292.02	3.40	615	79.99	7.826	100.00
Georgia	33	5,618,056.10	3.34	620	80.00	8.037	97.06
Colorado	25	4,724,996.45	2.81	618	80.00	7.325	100.00
Illinois	29	4,256,081.60	2.53	628	79.70	8.455	100.00
Other	308	47,120,425.19	28.00	629	79.93	8.053	99.36
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%
Number of States Represented: 46 and the District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc.	659	$110,727,135.08	65.80%	625	79.92%	7.858%	99.85%
Stated Doc.	180	56,231,105.73	33.42	681	78.91	7.358	98.40
Lite Doc.	3	1,114,531.69	0.66	676	80.00	7.502	100.00
No Doc.	1	198,342.72	0.12	796	80.00	7.750	100.00
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

SILENT SECOND COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	2	$746,395.34	0.44%	748	80.00%	5.436%	100.00%
5.501 - 6.000	13	4,488,426.36	2.67	681	78.04	5.863	100.00
6.001 - 6.500	30	9,036,992.26	5.37	679	78.73	6.316	100.00
6.501 - 7.000	91	29,963,120.69	17.81	677	79.58	6.798	100.00
7.001 - 7.500	127	33,024,464.19	19.63	650	79.83	7.298	99.34
7.501 - 8.000	163	34,448,939.03	20.47	641	78.84	7.776	100.00
8.001 - 8.500	137	21,823,295.79	12.97	625	79.91	8.252	99.24
8.501 - 9.000	158	21,802,265.02	12.96	620	80.31	8.757	99.62
9.001 - 9.500	77	8,580,766.97	5.10	606	80.43	9.249	95.56
9.501 - 10.000	32	3,288,960.54	1.95	594	80.26	9.724	93.35
10.001 - 10.500	7	600,688.29	0.36	560	77.84	10.288	100.00
10.501 - 11.000	4	345,307.88	0.21	429	82.88	10.896	100.00
11.501 - 12.000	1	54,349.23	0.03	586	80.00	11.850	100.00
12.001 - 12.500	1	67,143.63	0.04	0	80.00	12.150	100.00
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

SILENT SECOND COLLATERAL

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
8.501 - 9.000	1	$379,188.48	0.24%	690	80.00%	5.800%	100.00%
9.001 - 9.500	2	701,069.50	0.44	668	80.00	6.470	100.00
9.501 - 10.000	5	1,115,301.93	0.70	652	80.00	6.860	100.00
10.001 - 10.500	5	1,470,172.99	0.93	606	80.00	7.355	100.00
10.501 - 11.000	5	1,043,456.48	0.66	628	80.00	7.698	100.00
11.001 - 11.500	3	570,430.16	0.36	666	79.19	6.560	100.00
11.501 - 12.000	16	5,499,036.42	3.46	664	75.99	6.157	100.00
12.001 - 12.500	24	7,394,523.09	4.66	683	79.26	6.293	100.00
12.501 - 13.000	84	27,522,035.07	17.34	680	80.02	6.812	100.00
13.001 - 13.500	117	30,522,894.61	19.23	652	79.84	7.298	99.28
13.501 - 14.000	147	30,757,190.67	19.38	639	78.79	7.781	100.00
14.001 - 14.500	127	20,129,509.64	12.68	621	79.92	8.248	99.18
14.501 - 15.000	143	19,929,500.64	12.56	620	80.19	8.749	99.58
15.001 - 15.500	71	7,988,461.53	5.03	605	80.46	9.249	95.23
15.501 - 16.000	27	2,877,757.69	1.81	593	79.85	9.717	92.39
16.001 - 16.500	5	468,198.50	0.29	555	77.23	10.319	100.00
16.501 - 17.000	3	278,182.83	0.18	390	83.57	10.907	100.00
18.001 - 18.500	1	67,143.63	0.04	0	80.00	12.150	100.00
Total:	786	$158,714,053.86	100.00%	643	79.60%	7.673%	99.33%

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
3.501 - 4.000	2	$691,639.48	0.44%	694	80.00%	5.913%	100.00%
4.001 - 4.500	5	1,893,691.37	1.19	679	75.36	6.151	100.00
4.501 - 5.000	34	10,235,093.15	6.45	692	79.73	6.590	100.00
5.001 - 5.500	115	34,434,282.00	21.70	677	79.87	6.918	100.00
5.501 - 6.000	238	52,782,887.96	33.26	645	79.80	7.524	99.59
6.001 - 6.500	205	34,367,946.39	21.65	620	78.66	8.232	99.28
6.501 - 7.000	134	17,304,542.58	10.90	608	80.05	8.750	98.74
7.001 - 7.500	39	5,340,050.83	3.36	598	81.39	9.152	92.87
7.501 - 8.000	11	1,328,153.63	0.84	551	80.08	9.553	100.00
8.001 - 8.500	2	208,558.88	0.13	372	80.00	11.031	100.00
8.501 - 9.000	1	127,207.59	0.08	647	80.00	8.990	100.00
Total:	786	$158,714,053.86	100.00%	643	79.60%	7.673%	99.33%

SILENT SECOND COLLATERAL

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	57	$9,557,061.36	5.68%	658	79.43%	7.941%	100.00%
2007-10	1	198,342.72	0.12	796	80.00	7.750	100.00
2007-11	9	3,557,431.21	2.11	641	76.27	6.813	100.00
2007-12	152	34,302,179.56	20.39	651	79.91	7.291	100.00
2008-01	578	109,857,628.87	65.29	639	79.66	7.827	99.10
2008-11	1	310,915.68	0.18	661	80.00	7.900	100.00
2008-12	1	266,340.20	0.16	609	80.00	7.140	100.00
2009-01	13	1,994,617.99	1.19	626	80.00	8.242	95.84
2010-11	1	127,207.59	0.08	647	80.00	8.990	100.00
2010-12	9	3,193,835.86	1.90	671	77.25	7.167	100.00
2011-01	21	4,905,554.18	2.92	665	79.61	7.618	100.00
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	196	$38,038,753.08	22.61%	645	80.00%	8.013%	98.35%
12	41	13,973,503.46	8.30	681	79.91	7.091	100.00
24	532	103,106,561.79	61.27	638	79.45	7.639	99.58
36	74	13,152,296.89	7.82	651	79.13	7.778	100.00
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

SILENT SECOND COLLATERAL

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
30 Yr Fixed	41	$6,504,312.44	3.87%	651	79.57%	8.059%	100.00%
30 Yr Fixed- IO 5 Yr	6	1,618,288.88	0.96	696	80.00	7.488	100.00
ARM 2/28	413	63,279,914.80	37.61	633	79.86	8.037	99.39
ARM 2/28 - IO 5 Yr	139	41,081,799.38	24.41	657	79.61	7.311	100.00
ARM 2/28- 40Yr Am.	188	43,553,868.18	25.88	641	79.34	7.501	98.62
ARM 3/27	11	1,925,417.66	1.14	627	80.00	8.163	95.69
ARM 3/27- 40Yr Am	4	646,456.21	0.38	633	80.00	7.858	100.00
ARM 5/25	14	2,709,916.39	1.61	634	79.29	8.210	100.00
ARM 5/25 - IO 5Yr	10	3,818,571.97	2.27	690	77.70	6.968	100.00
ARM 5/25- 40Yr Am.	7	1,698,109.27	1.01	667	80.00	7.387	100.00
Balloon 40/30	10	1,434,460.04	0.85	645	78.12	7.919	100.00
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA+	787	$157,432,174.86	93.56%	648	79.82%	7.660%	99.32%
AA	39	7,811,450.43	4.64	596	80.31	7.914	100.00
A	8	1,108,828.97	0.66	572	74.24	8.525	100.00
B	9	1,918,660.96	1.14	578	60.88	8.617	100.00
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

SILENT SECOND COLLATERAL

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

DEBT-TO-INCOME RATIO OF THE LOANS

DTI Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
DTI Not Provided	1	$198,342.72	0.12%	796	80.00%	7.750%	100.00%
5.01 - 10.00	2	360,743.48	0.21	596	80.00	8.187	100.00
10.01 - 15.00	2	243,563.67	0.14	687	80.00	8.647	100.00
15.01 - 20.00	6	1,212,552.56	0.72	627	78.93	7.810	100.00
20.01 - 25.00	15	2,716,687.50	1.61	655	79.00	7.787	100.00
25.01 - 30.00	34	5,753,706.95	3.42	629	80.00	7.877	100.00
30.01 - 35.00	67	11,709,975.22	6.96	641	79.92	7.993	98.13
35.01 - 40.00	130	22,379,771.04	13.30	641	79.11	7.873	100.00
40.01 - 45.00	183	40,460,976.84	24.05	664	79.79	7.528	100.00
45.01 - 50.00	205	41,770,767.37	24.82	641	79.49	7.761	97.97
50.01 - 55.00	153	30,068,957.83	17.87	631	79.52	7.618	100.00
55.01 - 60.00	45	11,395,070.04	6.77	634	79.96	7.336	100.00
Total:	843	$168,271,115.22	100.00%	644	79.59%	7.689%	99.37%

GROUP I COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	71	$1,316,098.30	0.54%	622	97.98%	11.394%	100.00%
25,001 - 50,000	54	1,959,121.00	0.80	616	93.76	11.616	100.00
50,001 - 75,000	99	6,235,449.00	2.55	598	83.56	10.311	80.94
75,001 - 100,000	159	13,940,452.76	5.71	598	78.98	9.237	90.85
100,001 - 125,000	217	24,565,885.00	10.06	592	80.91	8.982	90.02
125,001 - 150,000	194	26,684,778.00	10.93	591	81.82	8.621	91.27
150,001 - 175,000	100	16,235,305.75	6.65	600	75.56	8.438	83.12
175,001 - 200,000	87	16,334,568.00	6.69	595	77.47	8.391	91.98
200,001 - 250,000	131	29,359,956.00	12.02	605	76.42	7.981	89.20
250,001 - 300,000	99	27,220,661.00	11.15	610	77.64	7.830	88.97
300,001 - 400,000	191	65,799,972.00	26.95	621	79.87	7.520	91.63
400,001 - 500,000	29	12,405,670.00	5.08	646	80.35	7.182	100.00
500,001 - 600,000	4	2,118,400.00	0.87	629	81.90	7.663	76.15
Total:	1,435	$244,176,316.81	100.00%	608	79.37%	8.204%	90.38%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	71	$1,313,782.27	0.54%	622	97.98%	11.394%	100.00%
25,001 - 50,000	55	2,006,604.62	0.82	617	93.67	11.613	97.52
50,001 - 75,000	101	6,400,806.74	2.63	596	83.47	10.299	82.24
75,001 - 100,000	157	13,790,365.33	5.66	598	78.79	9.225	90.77
100,001 - 125,000	217	24,550,524.79	10.07	592	80.94	8.983	90.03
125,001 - 150,000	196	26,956,933.50	11.06	592	81.89	8.610	90.82
150,001 - 175,000	97	15,756,236.37	6.46	600	75.35	8.441	83.59
175,001 - 200,000	87	16,303,721.46	6.69	595	77.47	8.391	91.98
200,001 - 250,000	131	29,304,933.24	12.02	605	76.42	7.981	89.20
250,001 - 300,000	100	27,470,043.02	11.27	609	77.59	7.813	89.09
300,001 - 400,000	190	65,391,953.36	26.83	621	79.90	7.526	91.59
400,001 - 500,000	29	12,387,348.21	5.08	646	80.35	7.182	100.00
500,001 - 600,000	4	2,115,153.96	0.87	629	81.90	7.663	76.15
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

GROUP I COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
FICO Not Available	10	$1,260,611.98	0.52%	0	80.21%	9.794%	100.00%
500 - 500	5	751,461.32	0.31	500	76.39	9.361	100.00
501 - 525	91	14,516,275.46	5.96	512	73.85	9.261	95.95
526 - 550	109	19,382,841.15	7.95	538	73.90	9.220	96.61
551 - 575	166	31,649,216.48	12.98	566	77.01	8.498	94.18
576 - 600	264	39,704,892.59	16.29	588	78.00	8.243	94.77
601 - 625	283	41,324,388.71	16.95	613	79.49	8.213	90.58
626 - 650	238	41,613,486.97	17.07	637	81.71	7.800	91.14
651 - 675	136	24,443,287.10	10.03	662	83.18	7.698	85.46
676 - 700	71	15,005,483.50	6.16	686	83.06	7.505	76.88
701 - 725	30	7,064,300.89	2.90	710	82.97	7.394	81.96
726 - 750	18	3,868,906.66	1.59	738	83.67	7.663	69.74
751 - 775	8	1,619,975.94	0.66	768	85.91	8.031	43.22
776 - 800	6	1,543,278.12	0.63	782	87.77	7.296	79.62
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	7	$579,515.95	0.24%	599	73.70%	8.930%	100.00%
181 - 240	4	470,139.25	0.19	578	81.11	8.204	100.00
301 - 360	1,424	242,698,751.67	99.57	608	79.38	8.202	90.34
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

GROUP I COLLATERAL

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	7	$579,515.95	0.24%	599	73.70%	8.930%	100.00%
181 - 348	4	470,139.25	0.19	578	81.11	8.204	100.00
349 - 360	1,424	242,698,751.67	99.57	608	79.38	8.202	90.34
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,183	$189,702,775.33	77.83%	605	79.07%	8.209%	92.42%
PUD	107	20,844,002.02	8.55	606	80.28	8.153	87.31
2 Unit	54	13,904,558.90	5.70	632	79.32	7.882	87.82
Condo - 1-4 Stories	53	8,732,763.16	3.58	603	81.35	8.920	82.48
3-4 Units	24	7,810,544.88	3.20	623	81.11	8.232	71.63
2-4 Family	8	1,845,745.38	0.76	637	80.96	7.094	76.11
Condo – 5+Stories	5	850,077.04	0.35	647	86.08	8.134	36.11
Condo Conversion	1	57,940.16	0.02	530	80.00	12.050	100.00
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	1,296	$220,306,560.66	90.38%	604	78.80%	8.117%	100.00%
Investor Prop.	116	19,003,210.86	7.80	646	83.97	9.219	0.00
Second Home	23	4,438,635.35	1.82	637	88.04	8.140	0.00
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

GROUP I COLLATERAL

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi - Cashout	867	$179,763,966.33	73.75%	605	77.69%	7.990%	93.69%
Purchase	457	44,200,904.52	18.13	619	85.52	9.056	74.59
Refi - Rate/Term	111	19,783,536.02	8.12	605	80.94	8.244	95.59
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	41	$6,589,967.30	2.70%	606	43.40%	7.531%	92.52%
50.01 - 60.00	67	13,632,287.18	5.59	584	56.12	7.480	94.71
60.01 - 70.00	166	33,158,442.37	13.60	586	66.22	7.863	95.69
70.01 - 80.00	562	95,220,644.84	39.07	601	78.39	8.199	95.13
80.01 - 90.00	263	55,443,407.65	22.75	625	87.34	8.131	82.33
90.01 - 100.00	336	39,703,657.53	16.29	626	95.53	8.963	83.97
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	41	$6,589,967.30	2.70%	606	43.40%	7.531%	92.52%
50.01 - 60.00	66	13,333,137.39	5.47	582	56.04	7.506	94.59
60.01 - 70.00	164	32,624,153.87	13.38	585	66.21	7.878	95.62
70.01 - 75.00	97	20,527,637.87	8.42	585	74.16	8.173	93.87
75.01 - 80.00	218	42,604,433.70	17.48	589	79.11	8.222	93.16
80.01 - 85.00	107	23,548,735.83	9.66	617	84.36	7.941	85.67
85.01 - 90.00	156	32,008,549.86	13.13	632	89.30	8.267	79.94
90.01 - 95.00	204	34,902,123.78	14.32	625	93.55	8.650	81.76
95.01 - 100.00	382	37,609,667.27	15.43	629	83.77	8.545	98.76
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

GROUP I COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	175	$47,396,598.96	19.44%	618	73.14%	7.206%	93.93%
Florida	159	27,573,729.56	11.31	607	79.24	8.386	79.29
Massachusetts	85	20,889,884.74	8.57	622	79.28	7.948	96.20
New York	79	20,520,319.62	8.42	617	75.96	7.654	93.91
Texas	138	14,175,103.00	5.82	582	81.87	9.305	90.61
New Jersey	39	9,502,061.83	3.90	606	78.11	8.186	88.30
Pennsylvania	58	8,094,544.01	3.32	600	83.70	8.500	90.13
Virginia	45	7,864,041.79	3.23	616	79.36	8.037	89.60
Illinois	51	7,720,064.03	3.17	595	82.91	9.027	87.77
Maryland	34	6,980,997.27	2.86	585	79.96	8.638	90.43
Other	572	73,031,062.06	29.96	603	83.22	8.655	90.22
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%
Number of States Represented: 38 and [District of Columbia]

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc.	999	$151,506,728.63	62.16%	599	80.46%	8.266%	92.37%
Stated Doc.	433	91,671,961.37	37.61	623	77.65	8.097	87.04
Lite Doc.	3	569,716.87	0.23	585	66.97	8.832	100.00
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

GROUP I COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or less	1	$164,000.39	0.07%	668	39.29%	5.000%	100.00%
5.001 - 5.500	7	2,169,003.61	0.89	680	58.41	5.415	100.00
5.501 - 6.000	16	4,377,600.33	1.80	657	75.54	5.865	100.00
6.001 - 6.500	56	17,146,358.80	7.03	639	72.32	6.363	98.19
6.501 - 7.000	114	29,109,925.48	11.94	633	76.14	6.816	95.83
7.001 - 7.500	112	25,941,992.84	10.64	634	78.15	7.298	94.51
7.501 - 8.000	199	41,610,541.21	17.07	606	78.92	7.812	94.43
8.001 - 8.500	164	30,332,712.24	12.44	605	79.48	8.278	92.11
8.501 - 9.000	223	35,407,059.80	14.53	599	81.64	8.785	91.96
9.001 - 9.500	147	20,788,619.28	8.53	592	83.31	9.263	77.82
9.501 - 10.000	109	15,159,207.45	6.22	573	84.11	9.755	68.95
10.001 - 10.500	57	7,642,132.10	3.14	564	83.17	10.243	75.91
10.501 - 11.000	51	3,940,591.40	1.62	550	84.84	10.755	90.44
11.001 - 11.500	56	3,785,226.17	1.55	560	80.70	11.256	70.86
11.501 - 12.000	67	3,980,695.99	1.63	551	85.74	11.728	92.55
12.001 - 12.500	40	1,668,098.10	0.68	571	84.32	12.184	100.00
12.501 - 13.000	16	524,641.68	0.22	600	93.99	12.650	100.00
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

GROUP I COLLATERAL

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
9.001 - 9.500	3	$973,050.72	0.48%	692	86.45%	6.384%	100.00%
9.501 - 10.000	4	749,681.55	0.37	649	80.36	6.750	100.00
10.001 - 10.500	3	484,400.60	0.24	628	67.57	7.179	62.93
10.501 - 11.000	10	1,988,865.51	0.99	610	77.80	7.532	76.02
11.001 - 11.500	4	937,978.60	0.47	590	80.66	8.401	100.00
11.501 - 12.000	17	4,264,504.45	2.12	657	76.24	6.086	100.00
12.001 - 12.500	36	10,445,770.33	5.20	628	71.56	6.365	96.27
12.501 - 13.000	93	23,652,296.20	11.77	634	76.74	6.857	98.59
13.001 - 13.500	88	19,683,721.20	9.79	633	79.52	7.317	93.68
13.501 - 14.000	160	34,436,233.36	17.13	606	78.97	7.814	95.43
14.001 - 14.500	143	25,861,995.50	12.87	604	78.90	8.282	90.75
14.501 - 15.000	196	31,652,138.21	15.75	599	82.06	8.784	91.01
15.001 - 15.500	118	17,468,001.54	8.69	587	82.93	9.260	76.57
15.501 - 16.000	91	13,353,559.97	6.64	572	84.26	9.749	66.38
16.001 - 16.500	47	6,836,487.54	3.40	560	82.70	10.245	74.06
16.501 - 17.000	29	2,864,177.00	1.43	553	83.64	10.757	86.85
17.001 - 17.500	26	2,663,980.85	1.33	545	76.57	11.249	65.16
17.501 - 18.000	22	2,135,112.93	1.06	518	81.31	11.727	91.67
18.001 - 18.500	6	524,448.82	0.26	530	75.56	12.142	100.00
Total:	1,096	$200,976,404.88	100.00%	605	79.68%	8.219%	89.41%

GROUP I COLLATERAL

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2.501 - 3.000	2	$223,958.44	0.11%	508	76.57%	12.065%	100.00%
3.501 - 4.000	2	728,499.82	0.36	717	85.53	5.650	100.00
4.001 - 4.500	3	514,302.56	0.26	661	54.08	5.844	100.00
4.501 - 5.000	28	7,469,444.01	3.72	658	73.92	6.457	100.00
5.001 - 5.500	98	25,007,839.26	12.44	637	72.82	6.787	95.34
5.501 - 6.000	198	38,584,147.91	19.20	622	79.82	7.657	96.41
6.001 - 6.500	218	41,378,449.04	20.59	608	78.95	8.052	90.49
6.501 - 7.000	240	41,529,625.64	20.66	594	81.55	8.666	83.91
7.001 - 7.500	184	28,540,842.29	14.20	576	83.38	9.333	82.58
7.501 - 8.000	123	16,999,295.91	8.46	561	83.54	9.947	81.52
Total:	1,096	$200,976,404.88	100.00%	605	79.68%	8.219%	89.41%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	339	$42,772,001.99	17.55%	620	77.94%	8.135%	94.94%
2007-09	2	298,217.53	0.12	596	70.80	5.937	100.00
2007-10	1	82,955.59	0.03	560	85.00	7.950	100.00
2007-11	21	4,394,649.85	1.80	641	77.86	7.385	78.17
2007-12	188	36,560,221.69	15.00	620	82.22	7.851	86.24
2008-01	792	141,314,479.16	57.98	598	79.65	8.406	90.11
2008-02	3	501,791.53	0.21	573	77.10	10.438	73.12
2008-11	2	335,564.21	0.14	576	85.43	8.996	100.00
2008-12	2	364,818.46	0.15	654	71.14	6.062	100.00
2009-01	18	3,010,550.01	1.24	603	79.38	8.621	85.27
2010-11	2	492,244.69	0.20	671	64.26	5.467	100.00
2010-12	16	3,202,476.95	1.31	620	72.85	7.422	96.21
2011-01	47	10,239,769.58	4.20	621	75.71	7.579	94.11
2020-11	1	16,165.63	0.01	654	100.00	10.275	100.00
2020-12	1	162,500.00	0.07	661	43.92	7.750	100.00
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

GROUP I COLLATERAL

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	475	$73,756,987.06	30.26%	610	80.46%	8.624%	86.88%
12	69	19,934,392.36	8.18	618	76.79	7.679	94.52
24	683	112,066,742.63	45.98	602	80.53	8.208	90.59
30	1	158,596.72	0.07	602	85.00	7.540	100.00
36	207	37,831,688.10	15.52	615	75.16	7.650	94.36
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
15 Yr Fixed	6	$527,931.31	0.22%	606	75.55%	8.923%	100.00%
20 Yr Fixed	4	470,139.25	0.19	578	81.11	8.204	100.00
30 Yr Fixed	294	33,019,322.98	13.55	617	77.59	8.386	93.44
ARM 15/15	1	16,165.63	0.01	654	100.00	10.275	100.00
ARM 15/30 - IO 5 Yr	1	162,500.00	0.07	661	43.92	7.750	100.00
ARM 2/13	1	51,584.64	0.02	528	54.74	9.000	100.00
ARM 2/28	737	119,352,049.18	48.97	593	79.30	8.624	84.60
ARM 2/28- IO 5 Yr	66	19,343,714.81	7.94	663	84.06	7.204	100.00
ARM 2/28- 40Yr Am.	203	44,404,966.72	18.22	608	80.55	7.791	96.10
ARM 3/27	17	2,939,231.84	1.21	593	79.31	8.764	84.92
ARM 3/27- 40Yr Am.	5	771,700.84	0.32	651	78.38	7.028	100.00
ARM 5/25	32	6,229,753.80	2.56	607	72.81	7.808	88.37
ARM 5/25- IO 5Yr	12	3,097,848.60	1.27	649	75.29	6.691	100.00
ARM 5/25- 40Yr Am.	21	4,606,888.82	1.89	624	76.71	7.533	100.00
Balloon 40/30	35	8,754,608.45	3.59	636	79.22	7.136	100.00
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

GROUP I COLLATERAL

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA+	1,076	$180,838,149.83	74.19%	625	80.61%	7.966%	88.57%
AA	172	30,820,662.62	12.64	561	78.68	8.699	97.11
A	97	16,988,433.91	6.97	559	74.77	8.666	92.70
B	60	10,644,152.54	4.37	549	73.61	9.063	94.49
C	21	3,170,595.99	1.30	545	67.93	10.229	98.24
CC	9	1,286,411.98	0.53	546	58.74	11.559	100.00
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,290	$239,011,588.58	98.06%	607	79.04%	8.142%	90.19%
Second Lien	145	4,736,818.29	1.94	633	96.23	11.319	100.00
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

DEBT-TO-INCOME RATIO OF THE LOANS

Debt-to-Income Ratio	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
20.01 - 25.00	59	$7,470,203.44	3.06%	609	75.14%	8.163%	93.18%
25.01 - 30.00	118	16,125,675.40	6.62	598	79.40	8.424	93.95
30.01 - 35.00	165	25,230,447.42	10.35	603	78.23	8.359	82.63
35.01 - 40.00	253	43,465,603.39	17.83	614	79.30	8.133	93.70
40.01 - 45.00	281	50,448,473.95	20.70	616	79.73	8.149	89.57
45.01 - 50.00	334	59,271,704.32	24.32	607	80.00	8.216	92.81
50.01 - 55.00	178	30,844,570.96	12.65	599	80.07	8.261	87.59
55.01 - 60.00	47	10,891,727.99	4.47	597	78.09	7.852	86.41
Total:	1,435	$243,748,406.87	100.00%	608	79.37%	8.204%	90.38%

GROUP II COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	19	$386,470.00	0.16%	602	99.46%	11.836%	100.00%
25,001 - 50,000	25	979,875.00	0.41	609	93.09	11.185	100.00
50,001 - 75,000	100	6,471,127.00	2.72	583	79.74	10.353	79.98
75,001 - 100,000	123	10,806,912.00	4.54	591	78.97	9.694	86.13
100,001 - 125,000	140	15,758,482.20	6.62	596	78.55	8.951	86.11
125,001 - 150,000	141	19,258,640.65	8.10	594	77.40	8.920	89.36
150,001 - 175,000	133	21,475,328.90	9.03	606	81.03	8.503	91.76
175,001 - 200,000	130	24,419,410.00	10.27	604	80.64	8.566	91.45
200,001 - 250,000	137	31,022,274.00	13.04	605	76.85	8.252	90.06
250,001 - 300,000	108	29,650,645.00	12.46	604	76.11	7.908	92.48
300,001 - 400,000	179	62,163,515.50	26.13	629	80.46	7.711	88.21
400,001 - 500,000	28	12,370,800.00	5.20	618	76.80	7.509	85.90
500,001 - 600,000	6	3,108,500.00	1.31	620	85.06	7.441	83.28
Total:	1,269	$237,871,980.25	100.00%	609	79.01%	8.314%	89.16%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	19	$384,043.39	0.16%	602	99.46%	11.836%	100.00%
25,001 - 50,000	26	1,028,143.44	0.43	607	92.94	11.201	100.00
50,001 - 75,000	100	6,483,407.68	2.73	583	79.65	10.338	80.06
75,001 - 100,000	123	10,814,471.10	4.55	591	78.91	9.687	86.16
100,001 - 125,000	142	16,006,384.47	6.74	597	78.09	8.907	85.57
125,001 - 150,000	140	19,145,670.98	8.06	594	78.08	8.931	89.97
150,001 - 175,000	131	21,137,962.09	8.90	606	80.84	8.519	91.64
175,001 - 200,000	131	24,575,990.46	10.35	604	80.59	8.566	91.52
200,001 - 250,000	136	30,775,191.78	12.96	605	76.87	8.250	89.99
250,001 - 300,000	109	29,873,062.27	12.58	605	76.15	7.899	92.56
300,001 - 400,000	179	62,161,459.40	26.18	629	80.43	7.707	87.59
400,001 - 500,000	27	11,952,850.23	5.03	615	76.86	7.542	88.77
500,001 - 600,000	6	3,104,187.27	1.31	620	85.06	7.441	83.28
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

GROUP II COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
FICO Not Available	4	$479,569.41	0.20%	0	76.30%	10.209%	100.00%
501 - 525	114	19,821,422.45	8.35	513	74.49	9.567	99.31
526 - 550	114	18,773,791.74	7.91	539	75.79	9.457	94.92
551 - 575	126	21,219,238.11	8.94	563	75.77	8.945	95.10
576 - 600	225	38,967,018.67	16.41	588	78.95	8.270	95.69
601 - 625	268	51,508,510.08	21.69	613	79.86	7.932	91.65
626 - 650	190	37,562,622.45	15.82	636	81.26	7.994	86.63
651 - 675	99	20,361,023.92	8.58	661	79.64	7.863	85.06
676 - 700	53	10,633,003.75	4.48	687	82.13	7.609	76.46
701 - 725	40	8,715,018.11	3.67	710	86.25	8.064	58.35
726 - 750	22	5,382,644.54	2.27	736	77.42	7.630	50.63
751 - 775	9	2,185,427.18	0.92	759	90.70	8.416	63.81
776 - 800	4	1,449,534.15	0.61	787	56.63	5.783	100.00
801 - 825	1	384,000.00	0.16	803	80.00	5.375	100.00
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	7	$841,490.97	0.35%	592	65.06%	8.387%	100.00%
181 - 240	2	133,749.79	0.06	557	53.91	8.912	100.00
301 - 360	1,260	236,467,583.80	99.59	609	79.07	8.314	89.11
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

GROUP II COLLATERAL

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	7	$841,490.97	0.35%	592	65.06%	8.387%	100.00%
181 - 348	3	446,520.37	0.19	588	82.69	8.798	100.00
349 - 360	1,259	236,154,813.22	99.46	609	79.05	8.313	89.10
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,006	$178,477,596.96	75.17%	606	78.93%	8.306%	93.46%
PUD	98	19,558,358.78	8.24	603	80.00	8.556	84.19
2 Unit	56	16,330,712.09	6.88	620	78.37	8.073	72.46
Condo - 1-4 Stories	52	10,098,017.30	4.25	631	84.81	8.454	71.76
3-4 Units	22	7,498,219.06	3.16	636	75.12	8.020	60.22
Manuf. Housing	25	3,419,553.20	1.44	631	73.98	8.923	100.00
2-4 Family	6	1,374,588.34	0.58	663	78.80	7.489	67.76
Condo Conversion	2	396,289.63	0.17	590	82.45	9.480	47.83
Condo – 5+Stories	2	289,489.20	0.12	601	54.06	8.656	100.00
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	1,127	$211,692,655.22	89.16%	604	78.55%	8.240%	100.00%
Investor Prop.	116	21,732,090.80	9.15	653	82.74	8.968	0.00
Second Home	26	4,018,078.54	1.69	666	82.79	8.721	0.00
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

GROUP II COLLATERAL

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi. - Cashout	781	$161,905,862.17	68.19%	604	76.84%	8.207%	92.90%
Purchase	374	54,227,236.51	22.84	628	84.71	8.652	75.02
Refi. - Rate/Term	114	21,309,725.88	8.97	603	80.98	8.275	96.71
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	60	$10,913,512.13	4.60%	619	41.61%	7.836%	87.69%
50.01 - 60.00	69	13,519,012.29	5.69	596	55.97	7.824	96.83
60.01 - 70.00	136	26,107,491.95	11.00	590	66.48	8.019	89.59
70.01 - 80.00	484	92,728,136.20	39.05	602	78.53	8.171	93.45
80.01 - 90.00	272	57,281,184.37	24.12	620	87.41	8.416	83.16
90.01 - 100.00	248	36,893,487.62	15.54	626	95.54	9.047	84.99
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	60	$10,913,512.13	4.60%	619	41.61%	7.836%	87.69%
50.01 - 60.00	67	12,983,163.45	5.47	593	55.86	7.881	96.70
60.01 - 70.00	136	25,951,929.62	10.93	589	66.40	8.017	89.52
70.01 - 75.00	96	20,145,730.28	8.48	593	74.00	8.081	90.14
75.01 - 80.00	201	41,768,432.11	17.59	588	79.39	8.412	90.74
80.01 - 85.00	114	24,024,402.63	10.12	612	84.34	8.235	92.40
85.01 - 90.00	156	33,013,555.53	13.90	628	89.58	8.523	76.31
90.01 - 95.00	181	32,159,284.27	13.54	626	94.27	8.890	82.73
95.01 - 100.00	258	36,482,814.54	15.36	626	83.20	8.197	99.44
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

GROUP II COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	145	$42,421,024.45	17.87%	630	76.24%	7.386%	89.94%
Florida	155	27,259,940.25	11.48	605	78.03	8.490	78.02
New York	67	20,810,141.34	8.76	608	74.89	7.650	84.75
Massachusetts	75	18,338,031.56	7.72	626	76.71	7.979	90.29
New Jersey	57	13,129,482.20	5.53	604	76.79	8.721	90.04
Virginia	52	9,976,882.48	4.20	597	76.11	8.210	91.66
Illinois	55	8,358,405.37	3.52	603	85.07	9.009	86.05
Texas	68	7,493,463.45	3.16	603	84.67	9.057	91.51
Pennsylvania	55	7,401,458.02	3.12	594	80.98	8.423	97.48
Michigan	52	6,967,509.43	2.93	587	80.18	9.273	96.20
Other	488	75,286,486.01	31.71	603	81.86	8.732	91.84
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%
Number of States Represented: 37 and the District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc.	845	$140,841,651.90	59.32%	600	80.88%	8.362%	93.60%
Stated Doc.	398	90,004,803.15	37.91	617	75.80	8.215	83.41
No Doc.	20	5,424,882.46	2.28	716	83.53	8.565	70.87
Lite Doc.	6	1,171,487.05	0.49	584	80.18	9.065	80.44
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

GROUP II COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	8	$2,665,130.99	1.12%	741	60.45%	5.400%	88.81%
5.501 - 6.000	14	4,243,495.26	1.79	635	72.36	5.850	100.00
6.001 - 6.500	36	10,230,401.90	4.31	632	73.37	6.376	87.59
6.501 - 7.000	107	27,915,999.81	11.76	635	75.22	6.847	99.04
7.001 - 7.500	113	27,170,811.45	11.44	623	76.41	7.287	93.25
7.501 - 8.000	155	36,051,952.58	15.18	622	78.14	7.813	94.95
8.001 - 8.500	155	31,128,529.84	13.11	619	80.43	8.304	91.71
8.501 - 9.000	197	34,407,429.01	14.49	604	81.64	8.763	84.83
9.001 - 9.500	107	18,251,396.53	7.69	582	81.82	9.269	78.72
9.501 - 10.000	135	20,711,816.54	8.72	578	81.71	9.798	74.28
10.001 - 10.500	74	9,680,835.20	4.08	568	82.69	10.265	85.13
10.501 - 11.000	62	7,069,002.21	2.98	555	82.55	10.769	88.80
11.001 - 11.500	44	4,553,328.92	1.92	558	81.14	11.269	82.71
11.501 - 12.000	38	2,415,771.12	1.02	554	85.83	11.724	95.44
12.001 - 12.500	13	578,979.55	0.24	512	90.56	12.199	79.22
12.501 - 13.000	11	367,943.65	0.15	602	100.00	12.563	100.00
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

GROUP II COLLATERAL

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
8.501 - 9.000	3	$1,109,703.16	0.56%	633	75.73%	5.925%	100.00%
9.001 - 9.500	1	190,053.48	0.10	621	80.00	6.390	100.00
9.501 - 10.000	3	889,508.69	0.45	618	85.31	6.951	100.00
10.001 - 10.500	4	780,585.91	0.39	621	71.18	7.235	57.13
10.501 - 11.000	4	1,111,370.37	0.56	597	76.14	7.833	100.00
11.001 - 11.500	4	1,067,123.77	0.54	630	68.13	6.892	100.00
11.501 - 12.000	18	3,752,703.68	1.88	618	72.14	6.583	100.00
12.001 - 12.500	24	6,052,644.25	3.03	602	73.16	6.621	96.70
12.501 - 13.000	79	20,275,015.54	10.16	630	76.40	6.900	98.95
13.001 - 13.500	90	21,699,963.95	10.88	623	76.99	7.297	93.09
13.501 - 14.000	132	30,212,069.72	15.15	621	79.21	7.838	94.63
14.001 - 14.500	131	26,210,243.10	13.14	616	80.44	8.317	92.74
14.501 - 15.000	166	30,150,175.54	15.12	606	82.57	8.783	84.99
15.001 - 15.500	91	15,725,507.53	7.88	583	82.30	9.260	76.28
15.501 - 16.000	118	18,958,308.52	9.50	578	81.86	9.798	74.29
16.001 - 16.500	65	8,794,259.10	4.41	566	82.40	10.256	82.10
16.501 - 17.000	53	6,579,295.51	3.30	553	82.43	10.754	87.97
17.001 - 17.500	36	4,230,521.16	2.12	554	80.77	11.270	81.39
17.501 - 18.000	15	1,341,236.14	0.67	550	84.18	11.749	91.79
18.001 - 18.500	5	331,858.25	0.17	449	83.53	12.222	63.74
Total:	1,042	$199,462,147.37	100.00%	605	79.75%	8.413%	88.83%

GROUP II COLLATERAL

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
3.501 - 4.000	1	$379,188.48	0.19%	690	80.00%	5.800%	100.00%
4.001 - 4.500	5	1,423,603.49	0.71	624	58.29	5.904	100.00
4.501 - 5.000	34	7,198,394.86	3.61	616	68.31	7.007	97.23
5.001 - 5.500	73	18,265,519.53	9.16	636	74.31	7.004	95.44
5.501 - 6.000	172	37,329,404.74	18.72	624	78.66	7.496	95.97
6.001 - 6.500	192	39,444,470.29	19.78	618	78.89	8.080	88.61
6.501 - 7.000	189	35,687,749.35	17.89	610	83.55	8.639	84.39
7.001 - 7.500	166	27,099,753.71	13.59	580	82.52	9.367	80.72
7.501 - 8.000	175	27,036,160.48	13.55	563	81.90	10.045	87.81
8.001 - 8.500	31	5,057,430.16	2.54	539	82.43	10.163	87.65
8.501 - 9.000	4	540,472.28	0.27	630	88.75	10.049	0.00
Total:	1,042	$199,462,147.37	100.00%	605	79.75%	8.413%	88.83%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	227	$37,980,677.19	16.00%	634	75.12%	7.797%	90.88%
2006-06	1	132,780.82	0.06	620	95.00	6.750	100.00
2006-07	1	90,773.70	0.04	507	70.00	9.890	100.00
2006-12	1	312,770.58	0.13	601	95.00	8.750	100.00
2007-09	2	303,388.39	0.13	689	90.00	8.250	0.00
2007-10	14	2,234,424.55	0.94	602	74.95	8.278	100.00
2007-11	24	5,528,955.67	2.33	617	74.89	7.927	79.93
2007-12	189	38,212,933.03	16.09	618	82.31	7.955	90.67
2008-01	744	138,083,073.50	58.15	598	79.54	8.623	88.41
2008-02	6	1,269,476.98	0.53	564	72.88	9.371	72.78
2008-10	2	322,743.82	0.14	672	85.00	8.242	100.00
2008-12	4	633,116.62	0.27	621	89.10	7.895	82.03
2009-01	16	4,018,536.77	1.69	626	78.73	8.249	98.65
2010-11	1	375,000.00	0.16	622	75.00	6.850	100.00
2010-12	8	2,252,593.36	0.95	650	73.63	6.934	94.28
2011-01	28	5,638,646.09	2.37	632	76.22	7.549	88.28
2021-01	1	52,933.49	0.02	676	99.25	10.300	100.00
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

GROUP II COLLATERAL

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	403	$70,344,933.11	29.63%	614	79.84%	8.687%	87.11%
12	79	23,903,921.81	10.07	611	76.10	7.769	86.50
24	621	111,298,808.47	46.87	598	80.09	8.423	90.70
30	1	158,545.22	0.07	651	95.00	8.925	100.00
36	165	31,736,615.95	13.37	637	75.49	7.515	90.22
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
15 Yr Fixed	6	$716,406.42	0.30%	604	62.45%	8.097%	100.00%
20 Yr Fixed	2	133,749.79	0.06	557	53.91	8.912	100.00
30 Yr Fixed	173	25,301,402.98	10.66	622	74.60	8.087	86.31
30 Yr Fixed- IO 5 Yr	14	4,178,113.45	1.76	689	73.03	6.721	100.00
ARM 15/15	1	52,933.49	0.02	676	99.25	10.300	100.00
ARM 2/13	1	125,084.55	0.05	520	80.00	10.050	100.00
ARM 2/28	684	116,899,795.57	49.23	597	79.14	8.890	83.16
ARM 2/28- IO 5Yr	122	30,976,621.82	13.05	617	81.44	7.617	98.87
ARM 2/28- 40Yr Am.	173	37,943,520.76	15.98	610	81.03	7.846	96.61
ARM 3/27	19	4,184,667.22	1.76	627	83.61	8.308	95.98
ARM 3/27- IO 5Yr	1	407,250.00	0.17	656	37.02	6.850	100.00
ARM 3/27- 40Yr Am.	2	382,479.99	0.16	614	92.17	8.505	100.00
ARM 5/25	19	3,274,887.42	1.38	625	78.55	7.770	75.89
ARM 5/25- IO 5Yr	10	2,950,418.97	1.24	631	73.69	6.984	100.00
ARM 5/25- 40Yr Am.	8	2,040,933.06	0.86	661	73.07	7.203	100.00
ARM 6 Mth-40Yr Am	1	132,780.82	0.06	620	95.00	6.750	100.00
ARM- 30 Yr	1	90,773.70	0.04	507	70.00	9.890	100.00
Balloon 40/30	32	7,651,004.55	3.22	646	79.50	7.376	100.00
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

GROUP II COLLATERAL

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA+	891	$169,217,380.47	71.27%	629	79.89%	7.991%	86.45%
AA	186	34,704,889.85	14.62	569	80.80	8.810	96.52
A	82	15,343,420.27	6.46	555	75.27	8.980	93.39
B	75	12,538,372.16	5.28	538	73.98	9.718	95.24
C	26	4,376,764.74	1.84	562	65.12	9.904	100.00
CC	9	1,261,997.07	0.53	556	55.96	10.516	100.00
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,219	$235,666,408.83	99.25%	609	78.85%	8.291%	89.07%
Second Lien	50	1,776,415.73	0.75	618	99.86	11.489	100.00
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

DEBT-TO-INCOME RATIO OF THE LOANS

Debt-to-Income Ratio	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
DTI Not Provided	20	$5,424,882.46	2.28%	716	83.53%	8.565%	70.87%
0.01 - 5.00	2	271,250.43	0.11	637	79.05	8.484	0.00
5.01 - 10.00	5	737,199.42	0.31	618	78.15	8.652	40.11
10.01 - 15.00	19	2,909,745.37	1.23	648	75.50	8.682	49.92
15.01 - 20.00	46	5,808,194.93	2.45	614	75.84	8.666	73.37
20.01 - 25.00	32	5,717,910.80	2.41	613	79.81	8.384	84.68
25.01 - 30.00	77	13,200,043.56	5.56	610	75.19	8.057	86.41
30.01 - 35.00	107	17,383,318.77	7.32	594	80.04	8.790	89.77
35.01 - 40.00	187	33,203,081.57	13.98	607	78.16	8.435	90.51
40.01 - 45.00	252	46,848,904.53	19.73	604	79.14	8.389	92.29
45.01 - 50.00	222	45,040,837.98	18.97	603	77.74	8.172	91.02
50.01 - 55.00	230	46,288,723.85	19.49	610	80.78	8.163	91.34
55.01 - 60.00	70	14,608,730.89	6.15	613	81.06	8.034	91.85
Total:	1,269	$237,442,824.56	100.00%	609	79.01%	8.314%	89.16%

GROUP III COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	331	$6,102,787.20	1.26%	612	99.03%	11.298%	100.00%
25,001 - 50,000	231	8,290,529.49	1.71	618	95.87	11.311	98.82
50,001 - 75,000	152	9,450,020.57	1.95	618	87.52	10.567	96.37
75,001 - 100,000	162	14,130,207.42	2.91	628	89.02	10.010	94.90
100,001 - 125,000	143	16,096,163.00	3.32	619	85.25	9.440	94.18
125,001 - 150,000	91	12,516,122.15	2.58	621	83.66	8.899	91.04
150,001 - 175,000	97	15,625,538.80	3.22	599	80.92	8.732	95.90
175,001 - 200,000	91	17,169,257.80	3.54	614	81.36	8.466	98.86
200,001 - 250,000	135	30,226,145.70	6.23	615	82.41	8.372	96.24
250,001 - 300,000	94	25,810,638.50	5.32	628	80.34	7.758	94.66
300,001 - 400,000	175	60,536,422.25	12.48	641	82.78	7.688	95.85
400,001 - 500,000	215	97,243,779.55	20.05	644	81.02	7.489	94.05
500,001 - 600,000	122	67,285,152.00	13.87	638	81.89	7.323	94.11
600,001 - 700,000	52	33,877,987.00	6.99	648	82.56	7.479	90.72
700,001 or greater	76	70,580,013.00	14.55	635	74.75	7.184	94.46
Total:	2,167	$484,940,764.43	100.00%	633	81.66%	7.938%	94.66%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	331	$6,089,979.70	1.26%	612	99.03%	11.298%	100.00%
25,001 - 50,000	234	8,426,890.71	1.74	619	95.40	11.300	98.25
50,001 - 75,000	150	9,359,014.12	1.93	618	87.87	10.556	96.07
75,001 - 100,000	162	14,132,991.63	2.92	627	88.85	10.015	95.44
100,001 - 125,000	143	16,092,749.14	3.32	619	85.27	9.420	94.19
125,001 - 150,000	90	12,368,599.73	2.55	621	83.74	8.912	90.95
150,001 - 175,000	98	15,774,865.81	3.26	601	80.62	8.724	95.95
175,001 - 200,000	90	16,966,232.17	3.50	613	81.64	8.470	98.85
200,001 - 250,000	136	30,423,509.28	6.28	616	82.39	8.349	96.27
250,001 - 300,000	94	25,825,671.15	5.33	628	80.34	7.777	94.67
300,001 - 400,000	174	60,145,196.65	12.42	641	82.79	7.689	95.83
400,001 - 500,000	215	97,085,266.49	20.05	644	81.02	7.489	94.05
500,001 - 600,000	122	67,184,070.70	13.88	638	81.89	7.323	94.11
600,001 - 700,000	52	33,829,260.11	6.99	648	82.56	7.479	90.72
700,001 or greater	76	70,493,934.49	14.56	635	74.75	7.184	94.46
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

GROUP III COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
FICO Not Provided	11	$787,553.36	0.16%	0	69.06%	9.975%	100.00%
500 - 500	1	110,099.28	0.02	500	73.50	9.900	100.00
501 - 525	74	17,142,345.09	3.54	513	75.05	9.089	98.54
526 - 550	90	22,125,863.56	4.57	538	74.72	9.225	96.04
551 - 575	127	28,861,635.22	5.96	565	77.90	8.321	95.23
576 - 600	402	74,620,419.46	15.41	589	78.48	8.105	96.26
601 - 625	441	79,762,946.57	16.47	613	82.46	8.037	96.73
626 - 650	369	80,215,699.50	16.57	638	84.68	7.893	95.26
651 - 675	268	66,109,747.10	13.65	663	83.59	7.814	91.34
676 - 700	176	53,014,215.34	10.95	687	84.05	7.456	94.00
701 - 725	95	26,844,282.54	5.54	712	84.65	7.382	90.73
726 - 750	58	15,255,329.68	3.15	738	84.05	7.447	88.64
751 - 775	34	10,678,749.57	2.21	763	81.18	6.938	90.40
776 - 800	21	8,669,345.61	1.79	783	76.29	6.641	100.00
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	13	$614,716.92	0.13%	627	79.16%	9.473%	100.00%
181 - 240	18	1,363,643.11	0.28	633	92.38	9.598	100.00
301 - 360	2,136	482,219,871.85	99.59	633	81.64	7.931	94.64
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

GROUP III COLLATERAL

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	13	$614,716.92	0.13%	627	79.16%	9.473%	100.00%
181 - 348	18	1,363,643.11	0.28	633	92.38	9.598	100.00
349 - 360	2,136	482,219,871.85	99.59	633	81.64	7.931	94.64
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,724	$365,691,839.48	75.53%	629	81.71%	7.969%	96.25%
PUD	226	61,036,492.48	12.61	633	79.23	7.736	94.68
2 Unit	75	22,686,483.23	4.69	667	83.50	7.683	92.99
Condo - 1-4 Stories	86	18,024,039.00	3.72	654	85.58	8.126	86.49
3-4 Units	30	12,480,054.08	2.58	658	83.20	7.898	69.70
2-4 Family	9	1,788,398.22	0.37	630	87.95	8.715	61.95
Manuf. Housing	9	1,312,969.92	0.27	643	77.04	8.867	100.00
Condo – 5+Stories	5	826,439.33	0.17	605	76.69	9.087	52.91
Condo Conversion	3	351,516.14	0.07	621	82.10	8.678	100.00
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	2,082	$458,344,659.35	94.66%	632	81.53%	7.912%	100.00%
Investment Prop.	65	17,967,634.34	3.71	658	85.21	8.644	0.00
Second Home	20	7,885,938.19	1.63	645	81.05	7.811	0.00
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

GROUP III COLLATERAL

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi. – Cashout	725	$233,942,574.90	48.32%	621	77.76%	7.668%	94.48%
Purchase	1,337	229,643,466.28	47.43	648	85.65	8.182	94.60
Refi. – Rate/Term	105	20,612,190.70	4.26	609	81.52	8.274	97.38
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	27	$7,307,414.74	1.51%	591	43.63%	7.244%	98.63%
50.01 - 60.00	56	17,826,035.01	3.68	605	55.98	7.714	100.00
60.01 - 70.00	136	48,227,570.31	9.96	606	66.68	7.295	95.22
70.01 - 80.00	696	211,264,784.23	43.63	637	78.64	7.510	96.28
80.01 - 90.00	314	107,423,254.69	22.19	639	88.01	8.073	87.93
90.01 - 100.00	938	92,149,172.90	19.03	642	97.02	9.194	97.15
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	27	$7,307,414.74	1.51%	591	43.63%	7.244%	98.63%
50.01 - 60.00	56	17,826,035.01	3.68	605	55.98	7.714	100.00
60.01 - 70.00	134	47,036,363.60	9.71	606	66.65	7.306	95.10
70.01 - 75.00	98	43,477,732.61	8.98	618	73.88	7.456	93.17
75.01 - 80.00	215	70,832,171.40	14.63	621	79.54	7.581	93.10
80.01 - 85.00	124	37,128,583.05	7.67	624	84.44	7.952	94.64
85.01 - 90.00	187	69,308,084.55	14.31	648	89.85	8.117	84.71
90.01 - 95.00	230	58,586,128.25	12.10	637	93.20	8.324	94.95
95.01 - 100.00	1,096	132,695,718.67	27.41	655	86.06	8.309	99.96
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

GROUP III COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	433	$170,799,643.37	35.27%	651	79.92%	7.268%	96.16%
New York	144	51,240,718.58	10.58	650	82.72	7.644	92.16
Florida	220	47,497,722.68	9.81	625	83.05	8.168	91.05
Massachusetts	119	34,979,281.23	7.22	648	80.26	7.982	94.56
New Jersey	63	21,569,873.71	4.45	613	79.26	8.444	95.30
Virginia	88	18,332,901.62	3.79	604	83.05	8.399	95.46
Texas	195	17,966,439.80	3.71	600	83.81	8.998	97.85
Maryland	47	12,009,067.87	2.48	606	84.02	8.378	100.00
Washington	35	8,306,637.28	1.72	611	80.74	8.067	100.00
Pennsylvania	60	8,250,743.18	1.70	619	85.72	8.355	97.32
Other	763	93,245,202.56	19.26	615	83.39	8.674	92.85
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%
Number of States Represented: 37 and the District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc.	742	$237,293,779.76	49.01%	647	80.39%	7.879%	92.41%
Full Doc.	1,391	236,766,955.29	48.90	618	82.74	7.992	96.69
No Doc.	23	6,210,693.61	1.28	712	88.19	8.131	100.00
Lite Doc.	11	3,926,803.22	0.81	645	83.38	7.908	100.00
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

GROUP III COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	24	$13,629,060.98	2.81%	716	68.40%	5.392%	95.41%
5.501 - 6.000	20	7,918,247.14	1.64	664	78.83	5.873	100.00
6.001 - 6.500	75	34,829,019.45	7.19	662	76.01	6.343	96.43
6.501 - 7.000	166	81,124,869.60	16.75	649	78.06	6.806	100.00
7.001 - 7.500	192	76,577,608.03	15.82	640	79.10	7.295	96.16
7.501 - 8.000	245	86,064,284.94	17.77	632	81.81	7.798	93.87
8.001 - 8.500	196	53,957,645.86	11.14	631	84.36	8.274	90.64
8.501 - 9.000	201	45,069,584.22	9.31	606	84.89	8.793	90.72
9.001 - 9.500	143	26,026,123.15	5.38	604	85.36	9.273	87.46
9.501 - 10.000	109	13,186,917.30	2.72	575	85.19	9.790	92.19
10.001 - 10.500	117	14,103,378.56	2.91	608	87.16	10.240	90.21
10.501 - 11.000	162	10,265,899.88	2.12	621	92.10	10.737	94.56
11.001 - 11.500	114	6,330,555.10	1.31	598	92.80	11.245	99.12
11.501 - 12.000	196	8,083,007.33	1.67	614	93.89	11.742	96.96
12.001 - 12.500	155	5,219,682.49	1.08	589	93.68	12.202	100.00
12.501 - 13.000	48	1,640,475.39	0.34	593	96.97	12.604	100.00
13.001 - 13.500	3	144,888.09	0.03	610	80.99	13.050	100.00
13.501 - 14.000	1	26,984.37	0.01	588	100.00	13.800	100.00
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

GROUP III COLLATERAL

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
9.001 - 9.500	2	$932,649.36	0.24%	660	80.00%	6.455%	100.00%
9.501 - 10.000	4	1,686,049.91	0.44	644	80.00	6.845	100.00
10.001 - 10.500	5	2,631,252.06	0.69	646	83.25	7.395	100.00
10.501 - 11.000	9	3,835,783.15	1.00	633	83.09	7.733	100.00
11.001 - 11.500	6	1,734,157.60	0.45	622	81.03	6.860	100.00
11.501 - 12.000	23	10,010,146.44	2.61	646	77.70	6.274	100.00
12.001 - 12.500	57	23,661,170.24	6.18	655	78.20	6.341	94.74
12.501 - 13.000	133	65,932,116.68	17.21	650	78.22	6.805	100.00
13.001 - 13.500	162	65,114,351.21	17.00	639	78.73	7.295	95.49
13.501 - 14.000	208	73,253,586.71	19.12	630	81.68	7.783	93.17
14.001 - 14.500	163	47,571,787.70	12.42	629	84.18	8.267	91.18
14.501 - 15.000	162	40,443,114.75	10.56	606	84.91	8.795	89.66
15.001 - 15.500	99	21,554,488.37	5.63	595	84.01	9.279	85.88
15.501 - 16.000	66	11,040,358.09	2.88	558	83.53	9.789	90.67
16.001 - 16.500	39	8,431,308.07	2.20	551	80.66	10.227	85.97
16.501 - 17.000	23	2,475,169.63	0.65	535	86.46	10.751	79.48
17.001 - 17.500	14	1,233,357.98	0.32	520	84.10	11.231	95.46
17.501 - 18.000	10	801,911.81	0.21	545	73.59	11.682	79.68
18.001 - 18.500	7	739,993.60	0.19	537	68.74	12.275	100.00
Total:	1,192	$383,082,753.36	100.00%	627	81.09%	7.798%	93.85%

GROUP III COLLATERAL

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2.501 - 3.000	1	$56,752.15	0.01%	519	80.00%	12.130%	100.00%
3.501 - 4.000	1	312,451.00	0.08	699	80.00	6.050	100.00
4.001 - 4.500	4	1,869,108.31	0.49	686	84.34	6.238	100.00
4.501 - 5.000	47	20,181,831.06	5.27	687	76.85	6.375	98.37
5.001 - 5.500	158	70,530,588.25	18.41	650	77.75	6.842	97.50
5.501 - 6.000	260	98,019,933.34	25.59	637	78.49	7.351	96.98
6.001 - 6.500	256	81,067,877.29	21.16	631	82.80	7.957	92.50
6.501 - 7.000	208	56,709,689.25	14.80	605	84.66	8.501	86.46
7.001 - 7.500	149	32,356,719.39	8.45	588	86.20	9.301	89.03
7.501 - 8.000	98	20,240,226.83	5.28	556	83.54	9.672	94.13
8.001 - 8.500	6	1,543,882.20	0.40	533	88.35	10.183	100.00
8.501 - 9.000	2	145,476.65	0.04	635	81.88	9.151	100.00
9.001 - 9.500	1	16,444.90	0.00	583	100.00	11.500	100.00
10.001 or greater	1	31,772.74	0.01	613	100.00	12.050	100.00
Total:	1,192	$383,082,753.36	100.00%	627	81.09%	7.798%	93.85%

GROUP III COLLATERAL

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	975	$101,115,478.52	20.88%	656	83.85%	8.465%	97.72%
2007-09	1	670,961.55	0.14	574	75.00	6.875	100.00
2007-10	12	2,892,571.16	0.60	641	80.16	7.750	95.22
2007-11	23	9,881,100.06	2.04	639	83.42	7.427	86.03
2007-12	219	77,071,132.76	15.92	640	82.86	7.480	94.65
2008-01	826	254,940,623.34	52.65	621	81.12	7.980	93.70
2008-02	5	2,761,161.57	0.57	585	64.81	7.663	100.00
2008-11	1	310,915.68	0.06	661	80.00	7.900	100.00
2008-12	7	3,519,862.87	0.73	643	69.89	7.058	100.00
2009-01	27	6,630,141.81	1.37	601	77.07	7.972	98.48
2010-11	1	127,207.59	0.03	647	80.00	8.990	100.00
2010-12	23	10,133,147.15	2.09	650	77.73	6.849	95.48
2011-01	39	13,874,956.61	2.87	660	80.06	7.329	90.65
2011-02	1	133,164.30	0.03	608	46.00	8.100	100.00
2020-06	2	31,619.12	0.01	590	100.00	11.500	100.00
2020-07	1	19,631.06	0.00	585	100.00	11.500	100.00
2020-08	1	15,538.76	0.00	580	100.00	11.500	100.00
2020-12	2	37,245.23	0.01	577	97.55	10.976	100.00
2021-01	1	31,772.74	0.01	613	100.00	12.050	100.00
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

GROUP III COLLATERAL

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	840	$130,539,950.13	26.96%	626	82.37%	8.597%	92.90%
12	134	54,119,310.28	11.18	652	82.46	7.557	96.19
24	929	226,086,043.06	46.69	626	82.58	7.906	95.15
30	2	394,949.13	0.08	613	64.94	6.779	100.00
36	262	73,057,979.28	15.09	655	77.06	7.144	95.11
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
15 Yr Fixed	13	$614,716.92	0.13%	627	79.16%	9.473%	100.00%
20 Yr Fixed	18	1,363,643.11	0.28	633	92.38	9.598	100.00
30 Yr Fixed	894	75,562,584.20	15.61	654	86.07	8.912	96.95
30 Yr Fixed- IO 5 Yr	11	8,282,893.98	1.71	682	68.42	6.248	100.00
ARM 15/15	7	135,806.91	0.03	590	99.33	11.485	100.00
ARM 2/28	610	158,144,796.77	32.66	610	80.39	8.261	88.28
ARM 2/28- IO 5Yr	196	85,102,958.51	17.58	649	82.24	7.423	100.00
ARM 2/28- 40Yr Am.	280	104,969,795.16	21.68	631	82.32	7.566	96.99
ARM 3/27	20	4,353,949.66	0.90	591	73.67	8.101	97.68
ARM 3/27- IO 5Yr	6	3,515,267.99	0.73	646	77.49	7.333	100.00
ARM 3/27- 40Yr Am.	9	2,591,702.71	0.54	619	72.83	7.372	100.00
ARM 5/25	20	4,955,065.36	1.02	630	74.96	7.789	78.96
ARM 5/25- IO 5Yr	23	11,456,634.18	2.37	672	79.77	6.806	100.00
ARM 5/25-40Yr Am.	21	7,856,776.11	1.62	648	80.12	7.222	90.94
Balloon 40/30	39	15,291,640.31	3.16	653	80.64	7.314	100.00
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

GROUP III COLLATERAL

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA+	1,820	$400,093,441.51	82.63%	646	82.68%	7.813%	94.41%
AA	204	48,894,211.23	10.10	580	79.76	8.411	95.55
A	73	21,387,655.14	4.42	568	74.72	8.268	96.44
B	47	9,313,537.99	1.92	548	70.07	9.251	94.96
C	17	3,488,461.80	0.72	557	68.46	9.367	97.12
CC	6	1,020,924.21	0.21	558	69.41	10.442	100.00
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,377	$449,473,398.93	92.83%	632	80.47%	7.697%	94.28%
Second Lien	790	34,724,832.95	7.17	646	97.15	11.048	99.63
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

DEBT-TO-INCOME RATIO OF THE LOANS

Debt-to-Income Ratio	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
DTI Not Provided	21	$6,030,614.42	1.25%	711	87.89%	8.090%	100.00%
5.01 - 10.00	6	1,198,323.34	0.25	602	88.26	8.461	100.00
10.01 - 15.00	6	912,096.74	0.19	591	82.39	7.941	78.55
15.01 - 20.00	29	4,878,993.99	1.01	609	86.34	8.792	81.97
20.01 - 25.00	74	16,186,666.35	3.34	639	75.77	7.461	92.22
25.01 - 30.00	117	19,310,722.12	3.99	621	80.01	8.250	89.32
30.01 - 35.00	233	45,110,455.70	9.32	628	80.39	8.035	94.15
35.01 - 40.00	335	68,920,176.60	14.23	629	81.12	8.094	91.64
40.01 - 45.00	464	103,160,517.42	21.31	645	82.57	7.961	95.61
45.01 - 50.00	476	112,873,896.81	23.31	632	83.56	8.011	96.48
50.01 - 55.00	324	80,894,962.01	16.71	630	80.94	7.728	95.61
55.01 - 60.00	82	24,720,806.38	5.11	619	77.79	7.412	95.94
Total:	2,167	$484,198,231.88	100.00%	633	81.66%	7.938%	94.66%

Credit Suisse Team

	NAME	PHONE EXTENSION
Asset Finance:	Banking
	Boris Grinberg	(5-4375)
	Joe Little	(5-4917)
	Lloyd Brown	(5-4968)
	Plern Bonython	(6-0540)
	Julian Torres	(5-2940)

Structuring
	Balazs Foldvari	(6-3549)

Collateral
	Amit Sharma	(5-5180)

Asset-Backed Syndicate:	Tricia Hazelwood	(5-8549)
	Melissa Simmons	(5-8549)
	James Drvostep	(5-8549)
	Garrett Smith	(5-8549)

Rating Agency Contacts

	NAME	PHONE NUMBER
Standard & Poor’s:	Justin Hansen	(212) 438-7334
Fitch:	Wen Hsu	(212) 908-0633
Moody’s:	Joe Grohotolski	(212) 553-4619